                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [X]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MONACO FINANCE, INC.
                           __________________________
                (Name of Registrant as Specified in Its Charter)

                              John R. Garrett, Esq.
                   Brownstein Hyatt Farber & Strickland, P.C.
                       410 Seventeenth Street, Suite 2200
                             Denver, Colorado 80202
                           ___________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2).
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          1)   Title of each class of securities to which transaction applies:
          2)   Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          4)   Proposed maximum aggregate value of transaction:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                        Preliminary Copy--For the Information of
                                     the Securities and Exchange Commission Only


                              MONACO FINANCE, INC.
                       370 SEVENTEENTH STREET, SUITE 5060
                             DENVER, COLORADO 80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY __, 1997

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Monaco Finance, Inc., a Colorado corporation (the "Company"), will be held at 370 Seventeenth Street, Suite 5060, Denver, Colorado at 10:00 a.m. on ___________, January __, 1997, for the following purposes:

     1. To consider and approve the transactions contemplated by the Securities Purchase Agreement dated as of October 29, 1996 between the Company and Pacific USA Holdings Corp. providing for, among other things, the purchase by Pacific USA Holdings Corp. of 3,800,000 shares of the Company's Class A Common Stock;

     2. To consider and approve an amendment to the Company's Articles of Incorporation to (i) increase the number of authorized shares of Class A Common Stock to 30,000,000 shares, and (ii) provide that the Company shall have no authority to conduct or engage in any business other than originating, investing in, selling, purchasing, servicing or otherwise dealing in motor vehicle loans and other consumer loans; and

     3. To consider and act upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

     Only the holders of record of shares of the Company's Class A Common Stock, $.01 par value, and Class B Common Stock, $.01 par value, at the close of business on December __, 1996 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

     You are cordially invited to attend the Special Meeting in person. All shareholders, whether or not they plan to attend the Special Meeting, are requested to complete, date and sign the enclosed proxy and return it promptly in the envelope provided for that purpose. Shareholders who attend the Special Meeting may revoke their proxies and vote in person as set forth in the accompanying Proxy Statement.

                              By Order of the Board of Directors,


                              Irwin L. Sandler, Secretary
                              December __, 1996

                              MONACO FINANCE, INC.
                       370 SEVENTEENTH STREET, SUITE 5060
                             DENVER, COLORADO 80202


                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY __, 1997



                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monaco Finance, Inc. (the "Company"), for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held on January __, 1997 at 10:00 a.m., local time, at the offices of the Company located at 370 Seventeenth Street, Suite 5060, Denver, Colorado 80202. This Proxy Statement, the accompanying form of proxy and the Notice of Special Meeting will be first given or mailed to the Company's shareholders on or about December __, 1996. All costs incurred in connection with this proxy solicitation will be borne by the Company.

     Because many of the Company's shareholders may be unable to attend the Special Meeting in person, the Board of Directors solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Special Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice regarding each matter by marking the appropriate box on the enclosed form of proxy; and (iii) sign, date and return the form of proxy in the enclosed envelope.

     All shares of the Company's Class A Common Stock, $.01 par value, and Class B Common Stock, $.01 par value (collectively, the "Common Stock"), represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon, unless such proxies have previously been revoked. All shares represented by valid proxies will be voted, unless instructions to the contrary are marked, in favor of the matters submitted for approval at the Special Meeting described herein and in the discretion of the proxy holders named therein with respect to such other matters as may properly come before the Special Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Special Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Special Meeting to be effective.

     Only persons holding Common Stock of record at the close of business on December __, 1996 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Holders of Class A and Class B Common Stock will vote together as a group on all matters submitted for stockholder approval at the Special Meeting. Holders of Class A Common Stock will be entitled to one vote for each share held of record as of the Record Date, and holders of Class B Common Stock will be entitled to three votes for each share held of record as of the Record Date. As of the Record Date, there were 5,640,379 shares of Class A Common Stock issued and outstanding entitled to cast an aggregate of 5,640,379 votes and 1,323,715 shares of Class B Common Stock issued and outstanding entitled to cast an aggregate of 3,971,145 votes. The presence, in person or by proxy, of holders of a majority of the total combined voting power of the outstanding Common Stock entitled to vote at the Special Meeting constitutes a quorum for the transaction of business at the Special Meeting.

     Votes cast by proxy at the Special Meeting will be tabulated by an automatic system administered by the Company's transfer agent. Votes cast by proxy or in person at the Special Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Special Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Special Meeting and are tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     As of the Record Date, Morris Ginsburg and Irwin Sandler, executive officers of the Company, own or have voting power over shares of Class B Common Stock representing an aggregate of approximately 41.3% of the total combined voting power of the outstanding Common Stock. Messrs. Ginsburg and Sandler have agreed to vote the shares of Common Stock beneficially owned by them in favor of the proposals described in this Proxy Statement.


                ITEM 1--APPROVAL OF SECURITIES PURCHASE AGREEMENT


     At the Special Meeting, shareholders will be asked to approve the transactions contemplated by the Securities Purchase Agreement dated as of October 29, 1996 (the "Purchase Agreement") between the Company and Pacific USA Holdings Corp. ("Pacific USA"). The Purchase Agreement provides for, among other things, the purchase by Pacific USA of 3,800,000 shares of the Company's Class A Common Stock at $3.25 per share in cash, representing net consideration to the Company of $11,979,500 after deduction of a 3.0% commission payable to Pacific USA or its affiliates in connection with the transaction.

     In connection with the execution of the Purchase Agreement, Pacific USA received for no additional consideration a five-year warrant to purchase an additional 6,000,000 shares of Class A Common Stock at exercise prices ranging from $4.50 to $7.00 per share (the "Warrant"), which Warrant will be effective upon the closing of the transactions contemplated by the Purchase Agreement.
For financial reporting purposes, the Company will be required to allocate a portion of the purchase price for the Class A Common Stock purchased at closing to the Warrant. In addition, pursuant to a separate Shareholder Option Agreement, Pacific USA received a three-year option (the "Shareholder Option") to purchase a total of 830,000 shares of outstanding Class B Common Stock beneficially owned by Morris Ginsburg and Irwin Sandler, executive officers and directors of the Company, at an exercise price of $4.00 per share. Pursuant to the Shareholder Option, which is effective upon the closing under the Purchase Agreement, Messrs. Ginsburg and Sandler have the right to require Pacific USA to purchase such shares in two equal installments on the first and second anniversaries of the closing and have granted Pacific USA an irrevocable proxy with respect to such shares. As required by the terms of the Purchase Agreement, Messrs. Ginsburg and Sandler entered into new employment contracts (the "Employment Agreements") with the Company that will replace such officers' existing employment agreements effective as of the closing under the Purchase Agreement.

     Concurrently with the execution of the Purchase Agreement, the Company entered into a Loan Agreement with Pacific USA whereby Pacific USA on November 1, 1996 loaned $3,000,000 to the Company (the "Term Loan"), which matures on November 16, 1998 subject to mandatory prepayment with the proceeds of the issuance of Class A Common Stock pursuant to the Purchase Agreement. The Purchase Agreement, Warrant, Shareholder Option, Employment Agreements and Term Loan are described more fully below.

     THE COMPANY'S BOARD OF DIRECTORS, INCLUDING A SPECIAL COMMITTEE OF THE BOARD COMPRISED OF THE COMPANY'S NON-EMPLOYEE DIRECTORS (THE "SPECIAL COMMITTEE"), HAS UNANIMOUSLY APPROVED THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT AND RECOMMENDS A VOTE "FOR" APPROVAL OF SUCH TRANSACTIONS BY THE COMPANY'S SHAREHOLDERS. THE SPECIAL COMMITTEE HAS RECEIVED THE OPINION OF MONTGOMERY SECURITIES, INC. TO THE EFFECT THAT THE CONSIDERATION TO BE RECEIVED BY THE COMPANY PURSUANT TO THE PURCHASE AGREEMENT IS FAIR TO THE HOLDERS OF THE COMPANY'S CLASS A COMMON STOCK FROM A FINANCIAL POINT OF VIEW.

       The text of the resolution approving the transactions contemplated by the Purchase Agreement to be submitted to shareholders at the Special Meeting is attached hereto as Annex A. Approval of such resolution will require the affirmative vote, in person or by proxy, of the holders of a majority of the total combined voting power of the shares of Class A and Class B Common Stock present or represented at the Special Meeting and constituting a quorum. Unless a contrary direction is indicated, all proxies received will be voted in favor of such transactions at the Special Meeting. Morris Ginsburg and Irwin Sandler have agreed to vote a total of 1,323,715 shares of Class B Common Stock over which such persons have voting power, representing approximately 41.3% of the total combined voting power of the Company's Common Stock, in favor of the transactions contemplated by the Purchase Agreement. The Company is seeking shareholder approval of such transactions in order to comply with applicable rules of the Nasdaq National Market System ("Nasdaq NMS") relating to issuances of securities representing a change in control of a Nasdaq NMS-listed company.

BACKGROUND OF THE TRANSACTION


     From time to time, the Company has received unsolicited indications of interest from third parties seeking to make an investment in the Company, including in certain cases investments that would result in a change in control of the Company. The Company received two such indications of interest from unrelated third parties in the Spring of 1996. The Company held preliminary discussions with these parties, and both parties conducted due diligence investigations of the Company. However, neither of these third parties made a formal proposal regarding an investment in the Company.

     During July and August 1996, the Company received unsolicited proposals from Pacific USA relating to a proposed $12.0 million investment in the Company's Class A Common Stock at a purchase price equal to book value (approximately $3.09 per share as of June 30, 1996) and from an unrelated third party relating to a proposed acquisition of substantially all the Company's assets for consideration approximating book value, subject to adjustment (the "Asset Sale Transaction"). The Pacific USA proposal was initially made by an affiliate of Pacific Southwest Bank, a subsidiary of Pacific USA.

     At a special meeting of the Company's Board of Directors held on August 29, 1996, the Board reviewed the principal terms of the unsolicited proposals received from Pacific USA and the proponent of the Asset Sale Transaction. The Board also discussed an indication of interest that had been received from another third party regarding an investment transaction similar to that proposed by Pacific USA, which indication of interest did not subsequently ripen into a formal proposal. While the Board made no determination whether to pursue a sale or recapitalization of the Company, the Board authorized management to explore such proposals as well as other alternatives available to the Company, and formed the Special Committee comprised of Messrs. David Ickovic and Brian O'Meara to evaluate any proposals recommended by management.

     During the month of September 1996, representatives of the Company held various discussions with representatives of Pacific USA and representatives of the proponent of the Asset Sale Transaction with a view to developing more definitive proposals. The Board of Directors met on September 26, 1996 to review the status of both proposals. Management reported that the purchase price for the Class A Common Stock to be purchased by Pacific USA had been increased to $3.25 per share, and that an affiliate of Pacific Southwest Bank had proposed to provide the Company with a credit facility in connection with the transaction. At the meeting, management expressed its preliminary view that the economic terms of the Pacific USA transaction were more favorable to the Company than the Asset Sale Transaction but expressed concern regarding possible regulatory issues associated with Pacific Southwest Bank's status as a federal savings bank and attendant risks of non-consummation or delay associated with the proposal. Management was directed to pursue this issue further and to seek assurances from Pacific USA regarding its ability to consummate its proposed investment. At the same time, the Board renewed its authorization of management to continue to pursue the Asset Sale Transaction.

     Discussions continued among the parties during late September and early October. Due to continuing concerns regarding regulatory issues associated with Pacific USA's proposal, the Company requested that the proponent of the Asset Sale Transaction provide draft transaction documentation for review by the Company. Representatives of the Company engaged in negotiations regarding the terms of the Asset Sale Transaction during the latter part of October. During the same general time period, Pacific USA offered certain modifications to its proposal designed to address the Company's concerns, including the substitution of Pacific USA as the investing entity rather than a subsidiary of Pacific Southwest Bank and a $500,000 "earnest money" deposit that would be forfieted in the event that the transactions contemplated by the Purchase Agreement did not close under certain circumstances. In addition, Pacific USA sought to replace the previously proposed credit facility with a $3.0 million Term Loan.

     On October 25, 1996, the Board met to consider the status of the two proposals. In view of the improvements in the Pacific USA proposal, the Board (with the members of the Special Committee abstaining) voted to approve the Pacific USA proposal subject to approval by the Special Committee and receipt of a fairness opinion from the Special Committee's financial advisor. At the same time, in view of the fact that all terms of the Pacific USA proposal had not been negotiated, the Board authorized management to continue to negotiate regarding the Asset Sale Transaction until such time as a final agreement with Pacific USA could be reached.

     Negotiations with Pacific USA culminated in the execution of the Purchase Agreement and related documentation after the close of business on October 29, 1996. On November 1, 1996, Pacific USA made the Term Loan to the Company. On November 4, 1996, Montgomery Securities was engaged to render a fairness opinion to the Special Committee. On November 22, 1996, Montgomery Securities rendered its oral opinion (subsequently confirmed in writing) as to the fairness of the consideration to be received by the Company pursuant to the Purchase Agreement to the holders of the Company's Class A Common Stock from a financial point of view (the "Fairness Opinion"), and the Special Committee unanimously approved the Purchase Agreement and the transactions contemplated thereby.

DESCRIPTION OF PURCHASE AGREEMENT AND RELATED DOCUMENTS


     PURCHASE AGREEMENT. The Purchase Agreement provides for the purchase by Pacific USA of 3,800,000 shares of the Company's Class A Common Stock at a cash purchase price of $3.25 per share, representing an aggregate purchase price of $12,350,000. After deduction of a 3.0% commission payable to Pacific USA or its affiliates, the Company will receive net proceeds of $11,979,500 from such issuance. In connection with the execution of the Purchase Agreement, Pacific USA placed $500,000 in escrow as an "earnest money" deposit (the "Deposit") to be applied against the purchase price for the Class A Common Stock at closing. The Purchase Agreement provides for a closing of the purchase and sale of the Class A Common Stock within three business days after the satisfaction or waiver of all conditions set forth therein, which closing is expected to occur promptly following the Special Meeting.

     Pursuant to the Purchase Agreement, the Company has agreed to amend the Company's Articles of Incorporation as described in this Proxy Statement and has further agreed that, effective as of the closing under the Purchase Agreement, the Company's by-laws will be amended to fix the number of members of the Company's Board of Directors at eleven and that representatives of Pacific USA will be appointed to a majority of the seats on the Board. It is presently contemplated that the Board of Directors will be comprised of nine members following the closing, with two directorships remaining vacant. The parties have agreed that such nine-member Board will be comprised of Bill C. Bradley, Larry Horner, Harry J. Weitzel, Jr., Robert D. Womack and Robert E. Wolin, designees of Pacific USA, Morris Ginsburg and Irwin Sandler, executive officers of the Company, and two directors that are not affiliated with Pacific USA or Messrs. Ginsburg and Sandler (currently David Ickovic and Brian O'Meara). Certain information concerning the designees of Pacific USA required by Rule 14f-1 of the Securities and Exchange Commmission is set forth in Annex B hereto. In the event that Black Diamond Advisors, the holder of certain subordinated debt of the Company, exercises its contingent right to appoint a member of the Board, Pacific USA will be entitled to designate an additional director.
Pacific USA has agreed that the Board shall at all times contain at least two directors that constitute "independent directors" within the meaning of applicable Nasdaq NMS rules.

     The Company also agreed in the Purchase Agreement that it will not, directly or indirectly, solicit, initiate or encourage the submission of any proposal or offer from any person or entity other than Pacific USA (including any of the Company's officers or employees) relating to any liquidation, dissolution, recapitalization, merger, consolidation or acquisition or purchase of all or a material portion of the assets of, or any equity interest in, the Company or other similar transaction or business combination involving the Company (a "Disposition"), or participate in any negotiations regarding, furnish to any other person any information with respect to, or otherwise assist, facilitate or encourage any attempt by any other person or entity to effect a Disposition, unless the Company is advised by legal counsel (which advice is to be confirmed in writing to Pacific USA) that the Board of Directors would be in violation of its fiduciary obligations to the Company's shareholders by the Company's failure to so act. The Company has agreed to promptly notify Pacific USA of any proposal, offer, inquiry or contact with respect to any Disposition and to provide Pacific USA with such information regarding such proposal, offer, inquiry or contact as it may request.

     The Purchase Agreement provides that, so long as Pacific USA continues to own at least 25% of the shares of Class A Common Stock acquired by it pursuant to the Purchase Agreement, the Warrant or otherwise, Pacific USA may require the Company to effect a registration of such shares under the Securities Act of 1933, as amended (the "Securities Act"), at the Company's expense, subject to the Company's right under certain circumstances to defer such registration for up to 90 days if such registration would interfere with certain pending corporate transactions. In addition, Pacific USA is entitled to certain "piggyback" registration rights in connection with primary offerings undertaken by the Company, subject to customary underwriter cut-back provisions. The Purchase Agreement also provides that, without the Company's consent, Pacific USA and its affiliates will not acquire any additional securities of the Company other than through exercise of the Warrant or the Shareholder Option or conversion of debt securities issued pursuant to Pacific USA's right to provide $5.0 million in subordinated debt to the Company as described below.

     The Purchase Agreement contains various representations, warranties and covenants of the parties customary in transactions of this type. The Purchase Agreement provides that the Company's representations and warranties will survive the closing under the Purchase Agreement for a period ending 30 days after the later to occur of (i) the delivery of the Company's audited financial statements for the year ending December 31, 1996 or (ii) the delivery by the Company's independent auditors of their "management letter" in connection with their audit of such financial statements; provided, however, that the Company shall not be liable following the closing for any breach of its representations and warranties unless such breach involves a material misrepresentation or omission concerning the financial condition, business or operations of the Company and results in a material diminution in the value of Pacific USA's equity interest in the Company.

     Pacific USA's obligation to close the transactions contemplated by the Purchase Agreement is subject to various conditions precedent set forth in the Purchase Agreement, including (i) the accuracy of the Company's representations and warranties set forth in the Purchase Agreement, (ii) the Company's compliance with its covenants and agreements set forth in the Purchase Agreement, (iii) the delivery of a legal opinion from counsel to the Company and other supporting documentation, (iv) the approval by the Company's shareholders of the transactions contemplated by the Purchase Agreement and the amendment to the Company's Articles of Incorporation described herein at the Special Meeting,
(v) adoption by the Company's Board of Directors of an amendment to the Company's by-laws fixing the number of directors at eleven and the appointment of designees of Pacific USA to a majority of the seats on the Board, (vi) the absence of any injunction or similar order of any court of competent jurisdiction against the transactions contemplated by the Purchase Agreement,
(vii) the absence of a material
adverse change in the business or financial condition of the Company (other than ongoing operating losses in amounts not materially greater than the Company's losses during the six-month period ended June 30, 1996), (viii) receipt of waivers from Morris Ginsburg and a partnership controlled by Irwin Sandler of certain rights or first refusal with respect to the transfer of their shares of Common Stock pursuant to the Shareholder Option, which waivers have been granted, (ix) execution of the Shareholder Option and Employment Agreements, (x) the grant to Pacific USA or its affiliates of the right, exercisable for a period of 12 months following the closing, to provide $5.0 million principal amount of five-year senior subordinated debt bearing interest at 12% per annum and convertible into Class A Common Stock at $4.00 per share, (xi) the execution by specified employees of the Company of certain intellectual property agreements, and (xii) expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

     The Company's obligation to consummate the transactions contemplated by the Purchase Agreement is subject to certain conditions precedent, including (i) accuracy of the representations and warranties of Pacific USA set forth in the Purchase Agreement, (ii) compliance by Pacific USA with its covenants and agreements set forth in the Purchase Agreement, (iii) the delivery of a legal opinion from counsel to Pacific USA and other supporting documentation, (iv) the approval by the Company's shareholders of the transactions contemplated by the Purchase Agreement and the amendment to the Company's Articles of Incorporation described herein at the Special Meeting, (v) the absence of any injunction or similar order of any court of competent jurisdiction against the transactions contemplated by the Purchase Agreement, (vi) receipt of the approval of the Special Committee and receipt of the Fairness Opinion, and (vii) expiration of applicable waiting periods under the HSR Act.

     As of the date of this Proxy Statement, all conditions to the parties' obligations under the Purchase Agreement have been satisfied other than approval by the Company's shareholders, deliveries of legal opinions and other closing documents and the reconstitution of the Company's Board of Directors, which will occur at closing. On November 8, Pacific USA filed a Notification and Report Form with the Federal Trade Commission and the United States Department of Justice pursuant to the HSR Act, and the Company made its responsive filing on November 14, 1996. On November 25, 1996, Pacific USA and the Company received notification that early termination of the 30-day waiting period under the HSR Act had been granted.

     The Purchase Agreement provides that such agreement may be terminated at any time prior to the closing thereunder (i) by mutual consent of the Company and Pacific USA, (ii) by the Company in the event of a material breach of any representation, warranty or covenant of Pacific USA that is not cured within 15 days after receipt of notice thereof, (iii) by Pacific USA in the event of a material breach of any representation, warranty or covenant of the Company that is not cured within 15 days after receipt of notice thereof, (iv) by the Company in the event of Pacific USA's refusal to effect the closing under the Purchase Agreement despite the satisfaction of Pacific USA's conditions to closing, (v) by Pacific USA in the event of the

Company's refusal to effect the closing under the Purchase Agreement despite the satisfaction of the Company's conditions to closing, (vi) by Pacific USA in the event of a material adverse change in the financial condition or business of the Company (other than ongoing operating losses in amounts not materially greater than losses experienced by the Company during the six-month period ended June 30, 1996) or the occurrence of an event specific to the Company (as opposed to its industry generally) that is reasonably likely to result in such a material adverse change, (vii) by the Company if the Board of Directors (or the Special Committee) upon the advice of counsel shall have (x) withdrawn or adversely modified its recommendation to shareholders to approve the transactions contemplated by the Purchase Agreement in order to permit the Company, in response to an unsolicited offer, to pursue a Disposition or to approve a tender offer for the Class A Common Stock, in either case on terms determined by the Board after consultation with its legal and financial advisors to be more favorable to shareholders than the transactions contemplated by the Purchase Agreement, or
(y) recommended a competing Disposition or tender offer, (viii) by the Company if Pacific USA has failed to consummate the transactions contemplated by the Purchase Agreement on or prior to the later of December 28, 1996 or the third business days after shareholder approval of the transactions contemplated by the Purchase Agreement (the "Closing Deadline"); provided, however, that the Company shall not be entitled to terminate the Purchase Agreement pursuant to this provision if its intentional breach has prevented the closing; and provided further, that the Closing Deadline may be extended for 30 days with the Company's consent, which consent shall be granted unless the Company is not reasonably satisfied with Pacific USA's progress toward effecting the closing and reasonably believes that Pacific USA cannot effect the closing by the end of such 30-day period, (ix) by Pacific USA if the Company has failed to consummate the transactions contemplated by the Purchase Agreement on or prior to the Closing Deadline; provided, however, that Pacific USA shall not be entitled to terminate the Purchase Agreement pursuant to this provision if its intentional breach has prevented the closing; and provided further, that the Closing Deadline may be extended for 30 days with Pacific USA's consent, which consent shall be granted unless Pacific USA is not reasonably satisfied with the Company's progress toward effecting the closing and reasonably believes that the Company cannot effect the closing by the end of such 30-day period, and (x) by Pacific USA in the event that the Company's shareholders fail to approve the transactions contemplated by the Purchase Agreement at the Special Meeting.

     In the event of termination of the Purchase Agreement by the Company due to Pacific USA's material breach of the Purchase Agreement, Pacific USA's refusal to close despite satisfaction of its closing conditions or Pacific USA's failure to close by the Closing Deadline as provided above, the Company shall be entitled to retain Pacific USA's $500,000 Deposit (plus interest earned thereon) as liquidated damages. In all other instances of termination, the Deposit shall be refunded to Pacific USA and, in the event of termination of the Purchase Agreement by Pacific USA due to the Company's material breach of the Purchase Agreement, the Company's refusal to close despite satisfaction of its closing conditions, the Company's exercise of its "fiduciary out" provision, the Company's failure to close by the Closing Deadline or the Company's failure to obtain shareholder approval at the Special Meeting, the Company will be obligated to pay Pacific USA the sum of $500,000 as liquidated damages. Such liquidated damages provisions shall be the exclusive remedy for breaches of the Purchase Agreement, except in the case of intentional and material breaches, in which case the injured party shall be entitled to recover up to an additional $500,000 if it is successful in establishing such claim. The Purchase Agreement further provides that each party shall bear its own expenses in connection with the transactions contemplated thereby.

     The foregoing description of the Purchase Agreement is qualified in its entirety by the text of such agreement, which is attached to this Proxy Statement as Annex C.

     WARRANT. The Warrant entitles Pacific USA or its designee(s) to purchase a total of up to 6,000,000 shares of Class A Common Stock during the five-year period beginning on the date of closing under the Purchase Agreement. The Warrant provides for escalating exercise prices for the Class A Common Stock, beginning at $4.50 per share for the first 2,500,000 shares, $5.00 per share for the next 1,500,000 shares, $6.00 per share for the next 1,000,000 shares, and $7.00 per share for the remaining 1,000,000 shares subject to the Warrant. The Warrant provides for customary anti-dilution adjustments to the exercise prices and number of shares subject to the Warrant in the event of stock dividends, stock splits and stock combinations affecting the Class A Common Stock, and provides for a reduction in the exercise prices to reflect extraordinary dividends on the Class A Common Stock. The Warrant also provides that, in the event of a sale of the Company or a merger, reorganization or similar transaction resulting in the holders of Class A Common Stock receiving other securities or property in exchange for or in addition to their shares of Class A Common Stock, appropriate provision shall be made so that the holder of the Warrant will be entitled to receive upon exercise thereof the securities or other property previously distributed to holders of the Class A Common Stock. The Warrant further provides that the Company may not issue any additional shares of its Class B Common Stock or create any new class of equity securities without the consent of Pacific USA. The Warrant is not exercisable prior to the closing under the Purchase Agreement and will terminate by its terms in the event that the closing under the Purchase Agreement does not occur.

     SHAREHOLDER OPTION. Pursuant to the Shareholder Option, Pacific USA has been granted the right to acquire a total of 830,000 shares of Class B Common Stock held by Morris Ginsburg and Sandler Family Partners, Ltd., a partnership controlled by Irwin Sandler (collectively, the "Shareholders"), at a purchase price of $4.00 per share for a three-year period commencing on the date of closing under the Purchase Agreement. Pacific USA's option is exercisable with respect to all but not less than all of the shares held by the Shareholders. Upon exercise of the Shareholder Option, the shares of Class B Common Stock will automatically be converted into shares of Class A Common Stock. In the event that Pacific USA exercises its option and disposes of such shares of Common Stock within 180 days thereafter, the Shareholders will be entitled to receive 50% of the excess of the per-share sales proceeds over $4.00 per share.

     The Shareholder Option provides that the Shareholders each have the right to require Pacific USA to purchase the shares of Class B Common Stock held by such Shareholder in two installments on each of the first and second anniversaries of the date of closing under the Purchase Agreement at a purchase price of $4.00 per share (the "Put"). The Put is exercisable by any Shareholder with respect to up to 50% of the shares held by it within a 30-day period following the applicable anniversary date; in the event that any installment of the Put is not exercised by any Shareholder, such Shareholder will forfiet its right to require Pacific USA to purchase the shares subject to such installment. Pacific USA has agreed to vote all shares of Common Stock held by it in favor of the election of Morris Ginsburg and Irwin Sandler to the Company's Board of Directors so long as the Shareholder Option is in effect and to provide a letter of credit in favor of the Shareholders to support its obligations under the Put under certain circumstances.

     Pursuant to the Shareholder Option, the Shareholders have granted to Pacific USA an irrevocable proxy with respect to the shares of Class B Common Stock subject to the Shareholder Option so long as the Shareholder Option is in effect, and have agreed to vote such shares in favor of the transactions contemplated by the Purchase Agreement at the Special Meeting. In addition, the Shareholders have agreed to vote 493,715 shares of Class B Common Stock over which they have a proxy as directed by Pacific USA to the extent consistent with any fiduciary duties to the grantor of such proxy.

     The right of Pacific USA to purchase the shares subject to the Shareholder Option expires by its terms upon any subsequent sale of 100% of the outstanding Common Stock or of all or substantially all the Company's assets, and the Shareholder Option will terminate in its entirety in the event that the closing under the Purchase Agreement does not occur.

     EMPLOYMENT AGREEMENTS. Each of Morris Ginsburg and Irwin Sandler have entered into three-year Executive Employment Agreements with the Company as required by the Purchase Agreement, which agreements replace such officers' existing employment contracts effective as of the closing under the Purchase Agreement. The Employment Agreements provide for an annual salary of $320,000 for Mr. Ginsburg and $240,000 for Mr. Sandler, subject in each case to $50,000 annual increases. Following the expiration or termination of the three-year employment term, Mr. Ginsburg will be subject to a four-year non-compete covenant for which he will receive $200,000 per year and Mr. Sandler will be subject to a two-year non-compete covenant for which he will receive $100,000 per year. The Employment Agreements are otherwise substantially identical, and provide for such officers' participation in the Company's employee benefit plans, vacation and insurance benefits, provision of a Company automobile and expense allowances and reimbursements.

     Under the terms of the Employment Agreements, in the event of termination of the officer's employment by the Company other than for "cause" or by the officer other than for "good reason," the officer will receive his base salary (including annual increases) for the balance of the three-year term of the Agreement and (except in the case of termination due to death or disability) will continue to receive his employee benefits during the term. For purposes of the Employment Agreements, "cause" is defined as the officer's willful and material failure to exercise good faith efforts to perform his reasonably assigned duties after notice and opportunity to cure or the officer's conviction of a felony, gross misdemeanor of acts of dishonesty or moral turpitude that result in damage to the Company, and "good reason" is defined as a substantial diminution in the nature or scope of the officer's duties, a reduction in salary or benefits without the officer's consent, a material breach by the Company of the provisions of the Employment Agreement after notice and opportunity to cure, or a requirement that the officer perform his services outside the Denver, Colorado metropolitan area for more than 25 days in any 12-month period.

     The Employment Agreements will supersede Messrs. Ginsburg's and Sandler's existing employment contracts with the Company, pursuant to which such persons receive current annual salaries of $237,891 and $178,419, respectively. The existing employment contracts provide for lump-sum payments equal to two years' of the executive's then-current salary in the event of a change in control of the Company (defined as the acquisition of 30% or more of the Company's outstanding voting securities by any person other than an existing stockholder as of October 1, 1990) unless the executive receives reasonably satisfactory assurances of the continuation of the executive's then-existing duties, salary and benefits for a minimum of two years following such change in control, as evidenced by a written employment agreement. In the absence of the Employment Agreements, Messrs, Ginsburg and Sandler would be entitled to receive $475,782 and $356,838, respectively, in connection with the transactions contemplated by the Purchase Agreement.

     LOAN AGREEMENT. The Loan Agreement provides for a $3.0 million Term Loan by Pacific USA to the Company, which Term Loan was funded on November 1, 1996. The Term Loan matures on November 16, 1998, subject to mandatory prepayment with the proceeds of the issuance of Class A Common Stock pursuant to the Purchase Agreement. The Term Loan bears interest at 9.0% per annum with monthly payments of interest only during the first year beginning in November 1996 and monthly installments of principal and interest beginning in December 1997. The Term Loan is secured by a pledge of 100% of the outstanding stock of MF Receivables Corp. I, the Company's wholly-owned subsidiary, and is subject to mandatory prepayments in the event of certain asset liquidations by MF Receivables Corp. I or the failure of MF Receivables Corp. I to maintain certain financial ratios. The Term Loan is subject to acceleration in the event that the Company refuses to close the transactions contemplated by the Purchase Agreement notwithstanding the satisfaction of its conditions to closing or defaults on its obligation to pay liquidated damages as required by the Purchase Agreement. The Term Loan is also subject to acceleration upon the occurrence of other events of default customary in commercial lending transactions.


REASONS FOR THE PROPOSED TRANSACTION

     The Board of Directors believes that the transactions contemplated by the Purchase Agreement are in the best interests of the Company and its shareholders and represent an attractive opportunity to raise equity capital necessary to enable the Company to continue to carry out its business plan and build shareholder value. The Company's business consists primarily of the purchase of automobile retail installment sales contracts in the "sub-prime" market pursuant to a variety of financing programs made available to purchasers of new and used vehicles who do not qualify for traditional financing. The Company's ability to continue to add to its loan portfolio is dependent upon the availability of capital to fund the non-leveraged portion of the purchase price for installment sales contracts acquired by the Company.

     In the opinion of management, the sub-prime market has become increasingly competitive in recent years. At the same time, the availability of both debt and equity financing for companies in the sub-prime market has decreased due to concerns regarding the overall health of the industry. Management believes that these pressures will result in an industry rationalization, with smaller firms such as the Company being forced to seek strategic alliances with financing sources in order to secure the capital necessary to remain in business or to seek business combinations with other firms in order to maintain the critical mass required to attract financing on a stand-alone basis. These factors significantly influenced the Board's decision to pursue both the Pacific USA proposal and the Asset Sale Transaction.

     The Board believes that the $12.0 million equity infusion contemplated by the Purchase Agreement will enable the Company to continue normal operations for approximately 12-18 months (assuming the Company receives no additional financing), which will enable the Company to fully implement recently completed enhancements to its operating platform, including a sophisticated computerized credit evaluation program, in order to return to profitability. In the longer term, the Company's relationship with Pacific USA provides the Company with a potential source of additional capital, either through Pacific USA's exercise of the Warrant, exercise of Pacific USA's right to provide $5.0 million of subordinated debt to the Company or through other financing provided by entities affiliated with Pacific USA. In addition, the Board believes that its affiliation with Pacific USA will assist it in obtaining financing from unrelated third parties.

     The Board believes that a substantial capital infusion of the type contemplated by the Purchase Agreement is preferable to a sale of the Company. Of the five parties that expressed interest in a transaction with the Company over the past year, only Pacific USA presented a proposal that valued the Company at a price in excess of the Company's book value. Based on these indications of interest and on management's discussions with various industry sources and investment banks, the Board believes that it is unlikely that a sale of the Company could be effected at the present time at a significant premium to book value. In the Board's view, a sale of the Company at a price approximating book value represents a less attractive opportunity for the Company's shareholders than the potential appreciation in shareholder value associated with successful implementation of the Company's business plan. While no assurance can be given that the Company will be able to return to profitability, the Board believes that consummation of the transactions contemplated by the Purchase Agreement will position the Company to implement its business plan and thereby to enhance shareholder value.

APPROVAL OF THE SPECIAL COMMITTEE


     GENERAL. When the Special Committee was formed on August 29, 1996, its mandate was to review the desirability of any transactions ultimately proposed by the Company's management, including the review and negotiation of the related party aspects of the proposed transactions and such other actions deemed necessary, appropriate or advisable to evaluate and make a recommendation regarding the proposed transaction(s) to the Board of Directors.

     During the period from August 29, 1996 through September 26, 1996, the Special Committee, in addition to retaining legal counsel, was apprised on a regular basis as to the progress of discussions regarding the Asset Sale Transaction and the Pacific USA proposal. It also began (through its counsel) discussions with prospective financial advisors, and reviewed the terms of the Asset Sale Transaction and the Pacific USA proposal. On September 26, 1996, the Special Committee met with its counsel and discussed the role of the Committee and its fiduciary obligations. The members of the Special Committee and its counsel also participated in the meeting of the Board of Directors held that day at which the terms of the proposals were discussed, and participated in a meeting with representatives of Pacific USA. During the Board of Directors meeting, the Committee expressed concerns about the nature of Pacific USA's obligation to consummate the transaction given the form of the documentation, and suggested that a break-up fee be discussed. Such discussions ultimately led to Pacific USA's agreement to provide the Deposit in connection with execution of the Purchase Agreement.

     During early to mid-October, the Company apprised the Special Committee on numerous occasions as to the progress of discussions on each of the proposals, and the Committee (through its counsel) passed along comments on the transaction documents that had been made available. On October 25, 1996, the members of the Special Committee participated by telephone in a Board of Directors meeting at which the status of each of the proposals was discussed and the Pacific USA proposal was approved by the Board (with the members of the Special Committee abstaining) subject to approval by the Special Committee.

     On November 4, 1996, Montgomery Securities, Inc. ("Montgomery") was engaged to render a fairness opinion to the Special Committee, and Montgomery began its review of the Purchase Agreement and related documents. On November 11 and 12, 1996, the Special Committee's legal and financial advisors met to discuss the transactions contemplated by the Purchase
Agreement.   Also on November 12, 1996, Montgomery met with senior management of both the Company and Pacific USA, conducting due diligence on behalf of the Special Committee with respect to a variety of issues, including the nature of the Company's prior discussions with interested parties, the negotiating history of the Pacific USA transaction, the Company's current business, financial and operating condition and Pacific USA's plans with respect to its investment in the Company.

     On November 14, 1996, the Special Committee met by telephone conference call to receive the initial report of Montgomery. Representatives of Montgomery discussed a number of matters with the Committee, including:
Montgomery's preliminary financial analysis of the Company's financial and operating condition; the Company's need for a significant capital infusion and the positive impact of the capital to be provided by the Pacific USA transaction on the Company's prospects; recent trading activity in the Company's stock; Montgomery's knowledge of the climate for merger and acquisition transactions involving companies in the sub-prime auto business such as the Company; the terms of the Asset Sale transaction; the lack of a revised proposal from the proponent of the Asset Sale transaction following announcement of the Pacific USA transaction; Pacific USA's proposed business plan for the Company, including the proposed shift in the Company's customer base toward slightly higher credit status; Montgomery's preliminary valuation analysis of the Company on a stand-alone basis and following the Pacific USA transaction; and the terms of the Shareholder Option and the compensation payable under the employment and non-competition arrangements with Messrs. Ginsburg and Sandler, including the elimination of change in control payment provisions.

     NEGOTIATION OF THE PACIFIC USA AGREEMENTS. On November 18, 1996, the members of the Special Committee and its legal counsel met by conference call with Messrs. Ginsburg and Sandler and the Company's legal counsel to discuss the views of the Committee with respect to the Purchase Agreement and the related documents. The principal areas in which the Committee sought to change the terms of the Pacific USA transaction were (i) to make less restrictive the "fiduciary out" provision of the "no-shop" or non-solicitation covenant of the Company, (ii) to modify the "break-up fee" arrangement and the termination provisions to give the Company the right to terminate with no fee payable if the Company's shareholders did not approve the agreement, (iii) to provide that Pacific USA's post-closing recourse for breaches of the Company's representations and warranties in the Purchase Agreement would be shared pro rata by the Company's Class A and Class B stockholders or, in the alternative, would reduce the exercise price of the Warrant, and (iv) to enhance protection of certain rights of the common stockholders after the consummation of the transaction. In addition, the Committee sought confirmation of the effect of the transactions on the Company's outstanding indebtedness.

     The Special Committee suggested that the exercise price payable under the Shareholder Option be reduced on a pro rata basis in the event of claims by Pacific USA for breach of the Company's representations and warranties.
Messrs. Ginsburg and Sandler stated that it had always been a condition of Pacific USA's willingness to proceed with its investment that Pacific USA receive a fixed price option on, and voting agreement with respect to, the Class B Common Stock held by them. As these terms would effectively remove their control over the Company and place a ceiling on the value of their shares, Messrs. Ginsburg and Sandler were unwilling to agree to a potential reduction in that option price. Messrs. Ginsburg and Sandler also explained the dynamic of the negotiations with respect to the break-up fee, and that the Purchase Agreement reflected a compromise on a variety of issues they had negotiated.

     During the call, it was agreed that an amendment to the Purchase Agreement would be proposed to Pacific USA on the issues of the no-shop clause, certain enhanced post-closing protections for the common stockholders and a reduction in the Warrant exercise price as recourse for claims of breach of the Company's representations and warranties. Also, the Company agreed to provide to the Special Committee a favorable opinion of counsel with respect to the inability of holders of the Company's outstanding subordinated debt to accelerate such obligations as a result of Pacific USA's purchase of shares pursuant to the Purchase Agreement, which opinion was subsequently delivered on November 27, 1996. Counsel to the Company and to the Special Committee prepared a draft amendment and forwarded it to Pacific USA on November 19, 1996.

     On November 20, 1996, Brian O'Meara and the Committee's legal and financial advisors met with representatives of the Company and Pacific USA, and their respective counsel, with Mr. O'Meara and representatives of Montgomery participating by phone. Representatives of Pacific USA stated that, in view of the fact that the Purchase Agreement and related documentation reflected terms arrived at only after arms-length negotiation in which both they and the Company had been required to make serious concessions, they were unwilling to modify the no-shop provision, the recourse for breaches of representations and warranties and the request for enhanced post-closing protections regarding the purchase of additional securities of the Company, other related party transactions and maintenance of an investor relations program. Pacific USA did accept, with certain modifications, the Special Committee's proposal with respect to continuation of the Company's reporting obligations under the Exchange Act and maintenance of the Company's Nasdaq NMS listing for a minimum of two years, subject to applicable fiduciary obligations. A letter agreement with respect to that matter was executed on December __, 1996.

     During a break in this meeting, Mr. O'Meara and the representatives of the Special Committee's legal and financial advisors met separately to discuss Pacific USA's position on these issues. Montgomery advised the Special Committee that resolution of these issues would not affect its conclusion as to the fairness of the transaction from a financial point of view, as the price to be paid pursuant to the Purchase Agreement was within the value range which would be fair to the Company from a financial point of view. The Special Committee then confirmed that Pacific USA's position was its final and best offer, and determined to proceed with the Pacific USA transaction rather than jeopardize timely consummation of such transaction through further negotiations.

     On November 22, 1996, the Special Committee met with representatives of Montgomery and its legal counsel, and Montgomery delivered its oral Fairness Opinion as discussed below under the caption "Opinion of Financial Advisor." The Special Committee then approved the transactions contemplated by the Purchase Agreement subject to receipt of a written Fairness Opinion (subsequently delivered on November 27, 1996).


FACTORS CONSIDERED BY THE SPECIAL COMMITTEE

     In deciding to approve the Purchase Agreement, the Special Committee considered numerous matters, including those listed below:

     FINANCIAL CONDITION OF THE COMPANY. The Special Committee was advised by both senior management of the Company and the Committee's financial advisor that, given the Company's current financial condition, its ability to sustain its current operations and support future growth required a significant capital infusion. When compared to the Asset Sale Transaction and the alternative of proceeding without an investment by Pacific USA, the Pacific USA transaction appeared to provide the Company's stockholders with enhanced prospects.

     TIMING AND IMPORTANCE OF STRATEGIC PARTNER. The Special Committee considered whether it was more desirable from the standpoint of maximizing the value of the Company to consummate the transactions contemplated by the Purchase Agreement, to recommend that the Company seek a transaction similar to the Asset Sale Transaction or to recommend that the Company attempt to increase the value of the Company through future operations or an investment similar to Pacific USA's at a later date. The Special Committee also considered the access to additional debt and equity financing which would be needed to continue the growth of the Company and which would be more likely to be available to the Company if it consummated a transaction similar to that proposed in the Purchase Agreement.

     The Special Committee believed that, in view of the Company's current financial condition and capital requirements, it would be more desirable from the standpoint of maximizing the Company's value to consummate the transactions contemplated by the Purchase Agreement at the present time, given that any effort to achieve such value in a future transaction would probably be subject to greater risk. In reaching this conclusion, the Special Committee considered the effect on the value of the Company of continuing on its present course as compared to the effect of its entering into the Purchase Agreement in light of the financial condition and prospects of the Company, the other possible strategic alternatives available to the Company and the uncertainties involved in raising an amount of capital on favorable terms in the public markets equal to the consideration to be received under the Purchase Agreement. The Special Committee also considered as supporting consummation of the transactions contemplated by the Purchase Agreement the facts that (i) the future operations or any future sale of the Company or any interest therein would be subject to the effective control of Messrs. Ginsburg and Sandler as the beneficial owners of the Company's Class B Common Stock, (ii) there could be no assurance that the Company would be operated in the future in a manner which would allow public stockholders to realize any return on their holdings, such as through the declaration of dividends or the growth of the equity value of the Company, and (iii) there was no assurance of a future proposal from Pacific USA or any other party if the Special Committee were to determine not to approve the Purchase Agreement at this time. See "Reasons for the Proposed Transaction."

     FAIRNESS OPINION AND RELATED PRESENTATIONS. The Special Committee considered the Fairness Opinion of Montgomery to the effect that the consideration to be received by the Company pursuant to the terms of the Purchase Agreement is fair to the holders of the Company's Class A Common Stock from a financial point of view. A copy of Montgomery's Fairness Opinion is attached as Annex D to this Proxy Statement.

     The Special Committee also considered the information it received from Montgomery during the course of its engagement. In evaluating the opinion of its financial advisor, the Special Committee considered the reputation of Montgomery, its experience in mergers and acquisition transactions, and the fact that the fees payable to Montgomery were not conditioned upon the conclusions they reached with respect to, or the consummation of, the transactions contemplated by the Purchase Agreement.

     ARM'S-LENGTH NEGOTIATIONS. The Special Committee considered as favorable that the terms of the Purchase Agreement and related documents involving the Company were finalized through arm's-length negotiations between the Company and its advisors (with input from the Special Committee) and Pacific USA and its advisors. The Special Committee believed that further negotiations seeking improved transaction terms for the Company might have jeopardized the timely consummation of Pacific USA's investment in the Company.

     ABSENCE OF ALTERNATIVE TRANSACTIONS. The Special Committee considered the absence of any substantial impediments in the Purchase Agreement to the Company's receipt of an alternative proposal. The Purchase Agreement permits the Company to provide confidential information to and to enter into discussions or negotiations with a third party if the Board of Directors determines, based on the advice of its legal counsel, that the failure to do so would violate the fiduciary duties of the Board. Despite such provisions, no third parties have approached the Company regarding any alternative transactions.

     PREMIUM TO HISTORIC STOCK PRICES. The Special Committee considered that recent market prices for the Company's Class A Common Stock had been significantly below the $3.25 per share price to be paid by Pacific USA pursuant to the Purchase Agreement, which price represented a premium of approximately 7.9% over the average closing sales prices of the Class A Common Stock for the month preceding the announcement of the Purchase Agreement. The Special Committee also considered the premium to be paid by Pacific USA in terms of the premium to be paid for the shares under the Warrant and the Shareholder Option as well as trading premiums typically associated with a class of shares with superior voting rights in dual class contexts.

     EXISTING CONTROL GROUP. The Special Committee considered the fact that the public shareholders of the Company were already investors in a corporation in which a shareholder group, i.e., the holders of the Class B Common Stock, could as a practical matter control the election of directors of the Company as well as most other corporate actions which do not require a class vote of stockholders. Thus, while the Purchase Agreement would result in Pacific USA controlling a somewhat higher percentage of votes than the existing control group, as a practical matter the public shareholders were not ceding control over the Company's affairs as a result of the Purchase Agreement.

     The Special Committee recognized that Messrs. Ginsburg and Sandler's beneficial ownership of the Class B Common Stock effectively precluded any significant investment or acquisition by a third party without their consent. The fact that Pacific USA could acquire effective control of the Company directly from Messrs. Ginsburg and Sandler without purchasing any shares from the Company was also considered. Messrs. Ginsburg and Sandler had advised the Special Committee that they were unwilling to relinquish their control position without assurances with respect to liquidity for their ownership interest in the Company such as that provided by the Put. The Special Committee also recognized that Messrs. Ginsburg and Sandler together have sufficient voting power to cause the Company to enter into a transaction similar to that contemplated by the Purchase Agreement without the approval of the Special Committee, which transaction could be on terms less favorable to the Company than those set forth in the Purchase Agreement.

     The factors enumerated above were considered by the Special Committee on a collective basis and in combination with the Special Committee's own knowledge of the Company, the Company's businesses and business in general. No individual conclusions were drawn from each particular factor considered. After considering all of the factors on a collective basis, the Special Committee made the judgment that it would be in the best interests of the Company to approve of the Purchase Agreement.

     The Company has entered into an Indemnification and Fee Agreement with the members of the Special Committee dated as of September 1, 1996 (the "Indemnification Agreement"). The Indemnification Agreement provides that the Company will indemnify each member of the Special Committee to the fullest extent permitted by applicable law and will advance sums to such persons to cover all reasonable expenses incurred by such persons by reason of their service as directors of the Company and members of the Special Committee. The Indemnification Agreement further provides that each member of the Special Committee shall receive a retainer in the amount of $10,000 and shall receive $250 for each hour of service as a member of the Special Committee. In the event that the members of the Special Committee are required to participate in any legal proceedings in connection with their service on the Special Committee, such persons shall be compensated at an hourly rate of $175 in connection therewith.


OPINION OF FINANCIAL ADVISOR

     Pursuant to an engagement letter dated November 4, 1996 (the "Engagement Letter"), the Company engaged Montgomery to provide to the Special Committee an opinion as to the fairness to the holders of the Company's Class A Common Stock, from a financial point of view, of the consideration to be received by the Company pursuant to the Purchase Agreement. Montgomery is a nationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with securities sales, merger transactions and other types of acquisitions, negotiated underwritings, private placements and valuations for corporate and other purposes. The Company selected Montgomery to render its opinion on the basis of its experience and expertise in transactions similar to the Purchase Agreement and its reputation in the financial services and investment communities. Montgomery was not retained to nor did it advise the Company or the Special Committee with regard to alternatives to the Pacific USA transaction or the Company's underlying decision to proceed with the transaction.

     At a meeting of the Special Committee on November 22, 1996, Montgomery delivered its oral opinion, subsequently confirmed in writing as of such date, that the consideration to be received by the Company pursuant to the Purchase Agreement was fair to the holders of the Class A Common Stock, from a financial point of view, as of the date of such opinion. No limitations were imposed by the Company on Montgomery with respect to the investigations made or procedures followed in rendering its opinion.

     THE FULL TEXT OF MONTGOMERY'S WRITTEN OPINION TO THE SPECIAL COMMITTEE, DATED NOVEMBER 22, 1996, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED, AND LIMITATIONS OF THE REVIEW BY MONTGOMERY, IS ATTACHED HERETO AS APPENDIX D AND IS INCORPORATED HEREIN BY REFERENCE. THE FOLLOWING SUMMARY OF MONTGOMERY'S OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION, WHICH SHOULD BE READ CAREFULLY AND IN ITS ENTIRETY. MONTGOMERY'S OPINION COVERS ONLY THE FAIRNESS OF THE CONSIDERATION TO BE RECEIVED BY THE COMPANY TO THE HOLDERS OF THE CLASS A COMMON STOCK FROM A FINANCIAL POINT OF VIEW AS OF THE DATE OF THE OPINION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF COMMON STOCK AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE SPECIAL MEETING.

     In connection with its opinion, Montgomery among other things: (i) reviewed certain publicly available financial and other data with respect to the Company, including the consolidated financial statements for recent years and interim periods to September 30, 1996 and certain other relevant financial and operating data relating to the Company made available to it from published sources and from the internal records of the Company; (ii) reviewed the Purchase Agreement, the Warrant, the Shareholder Option and the Employment Agreements; (iii) reviewed a draft of this Proxy Statement dated November 13, 1996; (iv) reviewed certain publicly available information concerning the trading of, and the trading market for, the Class A Common
Stock; (v) compared the Company from a financial point of view with certain other companies in the sub-prime auto finance industry which Montgomery deemed to be relevant; (vi) considered the financial terms, to the extent publicly available, of selected recent business combinations of companies in the auto finance industry which Montgomery deemed to be comparable, in whole or in part, to the Purchase Agreement and related transactions; (vii) reviewed certain publicly available information regarding the relative trading prices of dual class common stocks with disparate voting rights;
(viii) reviewed and discussed with representatives of the management of the Company certain information of a business and financial nature regarding the Company furnished to Montgomery by management, including financial forecasts and related assumptions of the Company; (ix) reviewed the written opinion of the Company's counsel with respect to the inability of holders of outstanding debt securities of the Company to claim that a "change in control" will occur upon consummation of the transactions contemplated by the Purchase Agreement (including the issuance of the Warrant and the grant of the Shareholder
Option) which would give such holders a right to accelerate or otherwise cause repayment of such securities; (x) made inquiries regarding and discussed the Proxy Statement, the Purchase Agreement, the Warrant, the Shareholder Option and other matters related thereto with the respective counsel to the Special Committee, the Company and Pacific USA; and (xi) performed such other analyses and examinations as it deemed appropriate.

     In connection with its review, Montgomery did not assume any obligation independently to verify the foregoing information and relied on such information being accurate and complete in all material respects. With respect to the financial forecasts for the Company provided to Montgomery by the Company's management, Montgomery assumed for purposes of its opinion and with the Company's consent that the forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company, and that they provided a reasonable basis upon which Montgomery could form its opinion. Montgomery also assumed that there were no material changes in the Company's assets, financial condition, results of operations, business or prospects from that reflected in the last financial statements made available to Montgomery. Montgomery relied without independent review on advice of the Special Committee's counsel, the Company's counsel and the Company's independent accountants as to all legal and financial reporting matters with respect to the Company, the Purchase Agreement and the transactions contemplated thereby, including the matters covered by the opinion of the Company's counsel referred to above. Montgomery assumed that the transactions contemplated by the Purchase Agreement would be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations.

     Montgomery is not an expert in the evaluation of loan portfolios for purposes of assessing the adequacy of the allowances for losses with respect thereto, and assumed that such allowances for the Company are in the aggregate adequate to cover such losses. In addition, Montgomery did not assume responsibility for reviewing any individual credit files, or making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of the Company, nor was Montgomery furnished with any such appraisals. Finally, Montgomery's opinion was based on economic, monetary and market and other conditions as in effect on, and information made available to Montgomery as of, November 19, 1996. Accordingly, although subsequent developments may affect Montgomery's opinion, it has not assumed any obligation to update, revise or reaffirm such opinion.

     Set forth below is a brief summary of the report presented by Montgomery to the Special Committee on November 22, 1996 in connection with its opinion.

     GENERAL. Montgomery noted the deterioration in the Company's cash flow position and the subsequent need for immediate and long-term financing in order to sustain current operations and to support future growth.

     ANALYSIS OF ECONOMIC AND VOTING OWNERSHIP. Montgomery analyzed both the primary and fully diluted Common Stock ownership of the Company. Further, Montgomery reviewed the economic ownership and voting ownership associated with the Company's outstanding Class A Common Stock and Class B Common Stock. The Class B Common Stock has 3 to 1 voting rights relative to the Class A Common Stock and the primary Class A and Class B shares outstanding at September 30, 1996 totaled 5,648,379 and 1,323,715 shares, respectively. On a primary share basis, Pacific USA will have an initial economic interest equal to 35.3% of the Company following its proposed purchase of 3,800,000 shares of Class A Common Stock. On a voting control basis, Pacific USA will initially have the right to control 57.9% of the Company's voting shares as a result of certain voting rights granted pursuant to the Shareholder Option. In addition to analyzing the initial impact of the proposed transaction on the ownership of the Common Stock, Montgomery reviewed the potential impact on the future ownership of the Company as a result of Pacific USA's option to acquire 830,000 shares of Class B Common Stock pursuant to the Shareholder Option and 6,000,000 shares of Class A Common Stock pursuant to the Warrant at exercise prices ranging from $4.50 to $7.00 per share. The assumed per share acquisition price of the Class A Common Stock of $3.25 represents a 15.5% premium to the closing price of the Company's Class A Common Stock of $2.813 on October 29, 1996.

     PRESENT VALUE ANALYSIS. In performing the present value analysis, Montgomery projected the Company's future earnings per share, based upon Company estimates, and the potential earnings of the Company over a four year period from 1996 to 1999 to determine an estimated 1999 fully diluted per share stock price. The estimated 1999 stock price per share was, in part, based upon the median price to earnings per share multiple of selected comparable publicly traded auto finance companies, consisting of ACC Consumer Credit Corporation, Americredit Corporation, Consumer Portfolio Services and First Merchants Acceptance

Corporation. Specifically, the Company's estimated earnings per share for the year 1999 were multiplied by the comparable group's estimated median price to earnings multiple of 14.5x. This product was then discounted to present value using a discount rate of approximately 19%, which represents the weighted average cost of capital of the selected comparable group. As part of the analysis, Montgomery analyzed the Company's future earnings estimates factoring into the fully diluted share count all options, warrants, and common share equivalents outstanding as well as all options and warrants associated with the Purchase Agreement and related transactions. The number of shares added to each period was calculated using the treasury stock method and the derived number of shares was added to the fully diluted share count in the period in which the exercise price was determined to be "in the money". It was then assumed that all "in the money" options, warrants and common share equivalents were exercised at the end of 1999, the terminal period under evaluation, and the cash associated with the exercise of these shares was added to the cash and equity accounts on the balance sheet and the average fully diluted earnings per share value was then determined. This analysis indicated that the pre-tax present value of the Company's future stock price ranged from $3.57 to $6.58 per share.

     ANALYSIS OF A/B CLASS STOCK. Montgomery analyzed the trading premium/(discount) associated with selected publicly traded dual class common stock issues in which one of the classes held majority voting rights over the other class. Specifically, Montgomery analyzed 21 companies with dual class stock outstanding and measured the trading price associated with each class. Based upon this analysis, it was found that the mean trading premium was 3.69%, the median trading premium was .85%, the high premium was 25.49% and the low premium/(discount) was (10.51%) for each class with majority voting rights. Further, Montgomery determined the present value of the Put under the Shareholder Option to be $3.55, based upon the application of a 8.25% discount rate, and compared this value to: (i) the proposed purchase price of $3.25 per share of Class A Common Stock, and (ii) the Company's trading price per share 30 days prior to announcement of $3.06, resulting in a 9.36% premium to the proposed purchase price per share of Class A Common Stock and a 16.04% premium to the trading price Class A Common Stock 30 days prior to announcement.

     ANALYSIS OF SELECTED MERGER TRANSACTIONS AND TRADING MULTIPLES. Montgomery reviewed the consideration paid in recently announced transactions whereby certain auto finance companies were acquired. Specifically, Montgomery reviewed four transactions involving acquisitions of auto finance companies announced since September 1995. These transactions were: (i) Key Corp's acquisition of Auto Finance Group; (ii) BayView Capital Corp's acquisition of CTL Credit, Inc.,
(iii) Southern National Corp's acquisition of Regional Acceptance Corporation, and (iv) Search Capital's acquisition of Dealers Alliance. Of these transactions, Montgomery concluded that only the Search Capital acquisition of Dealers Alliance was an appropriate comparable acquisition transaction for purposes of its analysis because the other transaction were whole company acquisitions, not security purchases, and the acquired companies were considered to be stronger financially than the Company at the time they were acquired.

     The premium to net receivables paid in the Search Capital acquisition of Dealers Alliance was 23.1%. Montgomery also analyzed the trading premium to net receivables for a group of selected publicly traded auto finance companies consisting of TFC Enterprises, Eagle Finance Corporation, General Acceptance Corporation, MS Financial, Inc., and Search Capital Group, Inc. Montgomery's analysis of this comparable group of companies determined that the mean trading premium and median trading premium to net receivables for the selected comparables were 1.23% and .92%, respectively. In comparison, based upon the proposed purchase price of $3.25 for the Class A Common Stock to be purchased by Pacific USA, Montgomery determined that the consideration to be received by the Company pursuant to the Purchase Agreement represented a percentage premium to net receivables of 2.20%.

     No other company or transaction used in the above analysis as a comparison is identical to the Company or the proposed Purchase Agreement. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value and the announced acquisition prices of the companies to which the Company is being compared.

     The summary set forth above does not purport to be a complete description of the presentation by Montgomery to the Special Committee or of the analyses performed by Montgomery. The preparation of a fairness opinion is not necessarily susceptible to partial analysis or summary description. Montgomery believes that its analyses and the summary set forth above must be considered as a whole and that selecting a portion of its analyses and factors, without considering all analyses and factors, would create an incomplete view of the process underlying the analyses set forth in its presentation to the Special Committee. In addition, Montgomery may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Montgomery's view of the actual value of the Company. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis.

     In performing its analyses, Montgomery made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The analyses performed by Montgomery are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Montgomery's analysis of the fairness of the consideration to be received by the Company to the holders of the Company's Class A Common Stock and were provided to the Special Committee in connection with the delivery of Montgomery's opinion. The analyses do not purport to be appraisals or to reflect the prices at which the Company's securities might actually be sold or the prices at which such securities may trade at the present time or any time in the future. The projections utilized were based on numerous variables and assumptions which are inherently unpredictable and must be considered not certain of occurrence as projected. Accordingly, actual results could vary significantly from those set forth in such projections.

     As described above, Montgomery's opinion and presentation to the Special Committee were among the many factors taken into consideration by the Special Committee in making its determination to approve the Purchase Agreement.

     Pursuant to the Engagement Letter, the Company paid Montgomery a retainer fee of $50,000 upon engagement and an additional $200,000 upon the mailing of this Proxy Statement. The Company has also agreed to reimburse Montgomery for its reasonable out-of-pocket expenses, including any fees and disbursements for Montgomery's legal counsel and other experts retained by Montgomery. The Company has agreed to indemnify Montgomery, its affiliates, and their respective partners, directors, officers, agents, consultants, employees and controlling persons against certain liabilities, including liabilities under the federal securities laws.

     In the ordinary course of its business, Montgomery may trade equity securities of the Company for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.


CERTAIN EFFECTS OF THE TRANSACTION


     The transactions contemplated by the Purchase Agreement may be deemed to result in a change in control of the Company. Upon the closing under the Purchase Agreement, representatives of Pacific USA will be elected to a majority of the seats on the Company's Board of Directors. By virtue of its purchase of Class A Common Stock at closing and the proxy granted pursuant to the Shareholder Option, immediately following the closing Pacific USA will be able to exercise approximately 47.0% of the total combined voting power of the Company's then-outstanding Common Stock. The acquisition of a controlling interest in the Company by Pacific USA effectively precludes any future acquisition of the Company without the concurrence of Pacific USA.

     Following the closing under the Purchase Agreement, the currently outstanding shares of Class A Common Stock will remain outstanding and will continue to be listed and traded on Nasdaq NMS. Future trading prices for the Common Stock will depend upon numerous factors, including the financial performance of the Company and of the sub-prime market generally. Future trading prices for the Common Stock may, however, be adversely affected by the "overhang" represented by the Warrant held by Pacific USA. Pacific USA has advised the Company that it has no present intention of engaging in any transaction that would cause the Common Stock no longer to be eligible for quotation on Nasdaq NMS or to cause the Company no longer to be subject to the reporting requirements of the Securities Exchange Act of 1934.

     The Company's existing debt capitalization is not expected to change as a result of the transactions contemplated by the Purchase Agreement. The Company has obtained the consent of its senior bank lender to the transactions contemplated by the Purchase Agreement, and has received an opinion of counsel to the effect that the holders of the Company's $10.0 million of senior subordinated debt should not be entitled to accelerate such indebtedness as a result of such transactions. In addition, Pacific USA will have the option to provide the Company with an additional $5.0 million of subordinated debt during the 12-month period following the closing.

     Pacific USA has advised that is has no plans or proposals regarding material changes in the Company's management or operations following the closing. Following execution of the Purchase Agreement, the Company and Pacific USA began exploring avenues to enhance the Company's business. Presently, management of the two companies are discussing various strategic initiatives which could provide the Company with new business opportunities, including new sources for loan originations, marketing concepts, internal financing, servicing methodology, Internet sales techniques and portfolio acquisitions.


           ITEM 2--APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION


     At the Special Meeting, shareholders will also be asked to approve an amendment to the Company's Articles of Incorporation to (i) increase the number of authorized shares of Class A Common Stock to 30,000,000 shares, and (ii) provide that the Company shall have no authority to conduct or engage in any business other than originating, investing in, selling, purchasing (including purchasing participation interests), servicing or otherwise dealing (including brokerage or warehousing activities) in motor vehicle loans and other consumer loans (the "Amendment"). The text of the resolution effecting the Amendment to be submitted to shareholders at the Special Meeting is attached hereto as Annex E.

     The Amendment, which is a condition to Pacific USA's obligations under the Purchase Agreement, is necessary (i) in order to enable the Company to have sufficient authorized shares of Class A Common Stock to satisfy the Company's obligations to issue shares pursuant to the Warrant as well as other options, warrants and convertible securities that are presently outstanding or which the Company may become obligated to issue, and (ii) to restrict the Company from engaging in any activities which are not, pursuant to applicable federal regulations, permissible activities for service corporations affiliated with federal savings banks. Although Pacific USA is not a federal savings bank and its ownership of the Company's stock would not cause the Company to be a service corporation of a federal savings bank, Pacific USA has required the Amendment in order to allow it to transfer, if it so determines, any of the Company's stock held by it to any of its affiliates that is a federal savings bank or a subsidiary of a federal savings bank. The Amendment will effectively preclude the Company from engaging in future business activities unrelated to its current business.

     THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT AT THE SPECIAL MEETING.

     Approval of the Amendment will require the affirmative vote, in person or by proxy, of a majority of the total combined voting power of the shares of Class A and Class B Common Stock present or represented at the Special Meeting and constituting a quorum. Unless a contrary direction is indicated, all proxies received will be voted in favor of the Amendment. Morris Ginsburg and Irwin Sandler have agreed to vote all shares of Common Stock beneficially owned by them in favor of the Amendment.


                               PROXY SOLICITATION

     In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to be the beneficial owners of shares of Class A Common Stock and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.


                                 OTHER BUSINESS

     The Board of Directors does not know of any business to be presented for consideration at the Special Meeting other than that stated in the attached Notice of Special Meeting. In the event that other business properly comes before the Special Meeting, the proxy holders identified in the form of proxy are authorized to vote or act in accordance with their judgment with respect to any such matter.


                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Common Stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Common Stock.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE

ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT THEY EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE SPECIAL MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE A PRIOR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                              By Order of the Board of Directors,



                              Irwin L. Sandler, Secretary
                              Denver, Colorado
                              December __, 1996

                                     ANNEX A

                    Approval of Securities Purchase Agreement


     RESOLVED, that the transactions contemplated by the Securities Purchase Agreement dated as of October 29, 1996 between Monaco Finance, Inc. and Pacific USA Holdings Corp. are hereby adopted and approved by the shareholders of the Company.

                                   ANNEX B

            Information Regarding Pacific USA's Nominees for Director Required by Rule 14f-1 of the Securities and Exchange Commission

                                        Principal Occupations for Past
Name of Nominee          Age            Five Years
---------------          ---            ------------------------------

Bill C. Bradley                         Chief Executive Officer of Pacific USA
                                        (diversified holding company) since
                                        1991; prior to 1991, partner of KPMG
                                        Peat Marwick (accounting firm)

Larry Horner                            Chairman of the Board of Pacific USA
                                        since August 1994; prior to 1994,
                                        Chairman of the Board and Chief
                                        Executive Officer of KPMG Peat Marwick.
                                        Also a director of American General
                                        Corp., Phillips Petroleum Company,
                                        Atlantic Corp., First Eagle
                                        International Fund and Laidlaw Holdings,
                                        Inc.

Harry J. Weitzel, Jr.                   President and Chief Executive Officer of
                                        Pacific Consumer Funding, LLC ("PCF"),
                                        an indirect subsidiary of Pacific USA
                                        engaged in investment and financing
                                        activities in the sub-prime finance
                                        markets, since ___________.  Prior to
                                        ________, Mr. Weitzel held senior
                                        management positions with MNC Financial,
                                        Inc., Stonemark Holdings, CLS
                                        Corporation and EDS Consumer Management
                                        Division.

Robert E. Wolin                         Managing Partner of Wolin, Fuller,
                                        Ridley & Miller LLP (law firm) since
                                        _________.  Also a director of Specialty
                                        Foods Finance Corp., Sino-Aerospace
                                        International and Sino Swearingen
                                        Aircraft Company.

Robert D. Womack                        Executive Vice President and Chief
                                        Financial Officer of PCF since _______.
                                        Prior to _________, Mr. Womack held
                                        senior management positions with RLG
                                        Investments, Inc. and American General
                                        Corporation and was a parnter of KPMG
                                        Peat Marwick.

     To the Company's best knowledge, none of Pacific USA's nominees for director beneficially owns any securities of the Company, has received any compensation from the Company, has been a party to any transactions with the Company or is or has been a party to any legal proceedings of a nature required to be disclosed by Rule 14f-1 of the Securities and Exchange Commission.

                                     ANNEX C

                          Securities Purchase Agreement

                        SECURITIES PURCHASE AGREEMENT


   AGREEMENT, made and entered into as of the 29th day of October, 1996 (the "Agreement"), between MONACO FINANCE, INC., a Colorado corporation (the "Company"), and PACIFIC USA HOLDINGS CORP., a Texas corporation (the "Purchaser").

   For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

   1. AUTHORIZATION OF SECURITIES.

   (a) The Company proposes to issue and sell an aggregate of 3,800,000 shares of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock"). The terms, limitations and relative rights of the Class A Common Stock are set forth in the Articles of Incorporation of the Company, a copy of which is attached hereto as Exhibit A. As used in this Agreement, the term "Purchased Shares" shall mean the shares of the Company's Class A Common Stock to be sold pursuant to this Agreement.

   (b) The Company has authorized the issuance of a warrant to purchase 6,000,000 shares of Class A Common Stock (the "Warrant"). The terms and limitations of the Warrant are set forth in the Warrant to Purchase Shares of Common Stock, a copy of which is attached hereto as Exhibit C.

   (c) Concurrently with the execution hereof, the Purchaser has placed into escrow the sum of $500,000 (the "Deposit") pursuant to the Escrow Agreement attached hereto as Exhibit D.

   (d) Concurrently with the execution of this Agreement by the parties hereto, the Purchaser has issued its commitment to provide the Company with non-recourse bridge financing in the principal amount of $3 million (the "Bridge Loan") which Bridge Loan shall be evidenced by a non-negotiable installment promissory note and secured by the Company's pledge of all of the issued and outstanding capital stock of MF Receivables Corp. I, the Company's wholly-owned subsidiary and such other security as may be identified in a pledge and security agreement in form and substance satisfactory to the parties hereto.

   2. SALE AND PURCHASE OF SECURITIES. Subject to the terms and conditions hereof, and in reliance upon the Company's and the Purchaser's representations and warranties set forth below, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company on the Closing Date (as defined below), 3,800,000 shares of Class A Common Stock and the Warrant for an aggregate cash purchase price equal to $12,350,000.00.

   3. CLOSING

   (a) The closing of the transactions contemplated by Article 2 shall take place at the offices of Dorsey & Whitney LLP, 370 17th Street, Suite 4400, Denver, Colorado 80220, at 10:00 A.M., Denver time, no later than the third business day after all of the conditions set forth herein have been satisfied or waived, or such other date as the Purchaser and the Company shall agree to in writing (the "Closing Date").

   (b) At the closing of the transactions contemplated by Article 2, the Company shall execute and deliver to the Purchaser, in each case registered in the name of the Purchaser (or in the name of an affiliate of Purchaser designated in accordance with Section 13(f)): (i) a certificate, dated such Closing Date, representing the Purchased Shares purchased by the Purchaser on the Closing Date, and (ii) the Warrant, against payment of $12,350,000.00 (less the amount of the Deposit, including interest thereon, which shall be retained by the Company) by wire transfer of immediately available funds to such account as the Company shall designate not fewer than three business days prior to the Closing Date.

   4. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. In order to induce the Purchaser to enter into this Agreement and to purchase the Purchased Shares and the Warrant, the Company hereby represents and warrants to the Purchaser that, except as set forth on the Company Disclosure Schedule attached hereto, referencing to the applicable Section the exceptions to such Section:

   (a) ORGANIZATION, STANDING, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company has the requisite corporate power and authority to issue the Purchased Shares, the Warrant and the shares of its Class A Common Stock into which the Warrant is exercisable (the "Warrant Shares") and to otherwise perform its obligations under this Agreement.

   (b) GOVERNING INSTRUMENTS; CORPORATE PROCEEDINGS. Annexed hereto as Exhibits A and B are true and complete copies of the duly and legally adopted Articles of Incorporation and bylaws of the Company, respectively, in effect as of the date of this Agreement. The Articles of Incorporation and bylaws of the Company will not be amended by the Company prior to the Closing Date, except as provided in
Section 7(g) of this Agreement. The minute books of the Company are accurate in all material respects and reflect all material actions and proceedings taken at meetings or by written consent of the shareholders or the Board of Directors of the Company or any committee thereof.

   (c) SUBSIDIARIES, ETC. Except as set forth on the Company Disclosure Schedule, the Company does not have any direct or indirect ownership interest in any corporation, partnership, joint venture, limited liability company, association or other business enterprise.

   (d) QUALIFICATION. The Company is duly qualified as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or the properties owned or leased by it makes such qualification necessary and in which failure to so qualify would have a material adverse impact upon its business.

   (e) SEC FILINGS. The Company has made, or will make, available to the Purchaser (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1995, including all exhibits thereto and items incorporated therein by reference, (ii) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996, including all exhibits thereto and items incorporated therein by reference, and (iii) the definitive proxy statement relating to the Company's Annual Meeting of Stockholders held on September 10, 1996, and (iv) the definitive proxy statement relating to the Company's Special Meeting of Stockholders to be held to consider the transactions contemplated by this Agreement and the amendment to the Company's Articles of Incorporation described in Section 7(g) (items (i) through (iv) in this sentence being referred to collectively as the "Company SEC Reports"). As of their respective dates, the Company SEC Reports did not contain, and in the case of the proxy statement described in clause (iv), will not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since December 31, 1995, the Company has filed all forms, reports and documents with the Securities and Exchange Commission (the "SEC") required to be filed by it pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, each of which complied as to form, at the time such form, document or report was filed, in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations promulgated thereunder. Except as disclosed in the Company Disclosure Schedule, the Company SEC Reports have not been the subject of any comments or inquiries made by the SEC on or prior to the date hereof.

   (f) FINANCIAL STATEMENTS.  The Company has delivered to Purchaser copies of
(i) the unaudited consolidated balance sheet, as of June 30, 1996, of the Company (the "Latest Balance Sheet") and the unaudited consolidated statements of earnings, shareholders' equity and cash flows of the Company for the six-month period ended June 30, 1996 (such statements and the Latest Balance Sheet being herein referred to as the "Latest Financial Statements") and (ii) the audited consolidated balance sheets, as of December 31, 1995 and 1994, of the Company and the audited consolidated statements of earnings, shareholders' equity and cash flows of the Company for each of the years ended December 31, 1995 and 1994 (collectively, the "Annual Financial Statements"). The Latest Financial Statements and the Annual Financial Statements are based upon the information contained in the books and records of the Company and fairly present in all material respects the financial condition of the Company as of the dates thereof and results of operations for the periods referred to therein and include provisions for loss reserves which are reasonable in light of the Company's operating history and are consistent with generally accepted accounting principles. The Annual Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods indicated. The
Latest Financial Statements have been prepared in accordance with generally accepted accounting principles applicable to unaudited interim financial statements (and thus may not contain all notes and may not contain prior period comparative data which are required to be prepared in accordance with generally accepted accounting principles) consistently with the Annual
Financial Statements and reflect all adjustments (exclusive of normal year-end adjustments) necessary to a fair statement of the results for the interim period(s) presented. The "static" loan pool information dated as of June 30, 1996 and presented by the Company to the Purchaser in connection with the Purchaser's due diligence investigation of the Company accurately sets forth the information it purports to present in all material respects.

   (g) TAX RETURNS AND AUDITS. All required federal, state and local tax returns or appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns that are material in amount have been paid or due provision for the payment thereof has been made. The Company is not delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company's tax returns has been audited by governmental authorities in a manner to bring such audits to the Company's attention. The Company does not have any tax liabilities, except those reflected on the Annual Financial Statements or incurred in the ordinary course of business since December 31, 1995.

   (h) CHANGES, DIVIDENDS, ETC. Except for the transactions contemplated by this Agreement, since June 30, 1996, the Company has not: (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except liabilities incurred in the ordinary course of business which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any obligation or liability, or discharged or satisfied any liens or encumbrances, other than in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) issued or sold any shares of capital stock or other securities or granted any options, warrants, or other purchase rights with respect thereto other than pursuant to this Agreement, the exercise of outstanding options, warrants or rights, or the grant of stock options to employees, all of which are described in the Company Disclosure Schedule; (v) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; or (vi) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the financial condition, operations, results of operations, assets or business of the Company since June 30, 1996, it being understood that the Company continues to report losses from operations.

   (i) LITIGATION; GOVERNMENTAL PROCEEDINGS. There are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, or its properties or business, that questions the validity of this Agreement, the Company's Articles of Incorporation, the Purchased Shares or the Warrant or any action taken or to be taken pursuant hereto or thereto, or, except as set forth in the Company SEC Reports, that is reasonably likely to result in any material adverse change in the business or financial condition of the Company, and the Company is not aware of any facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Company has not received notice of any threatened action or proceeding under any business or zoning ordinance, law or regulation that could have a material adverse effect on the financial condition, operations, results of operations, assets or business of the Company.

   (j) COMPLIANCE WITH APPLICABLE LAWS AND OTHER INSTRUMENTS. The business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any material agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Articles of Incorporation or bylaws of the Company or the laws of the State of Colorado or the federal laws of the United States of America, assuming compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1974, as amended (the "Hart-Scott-Rodino Act"). The Company is not in violation of its Articles of Incorporation or bylaws nor in material violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement that could have a material adverse effect on the financial condition, operations, results of operations, assets or business of the Company. The Company is not subject to any restriction which would prohibit it from entering into or performing its obligations under this Agreement, assuming compliance with the Hart-Scott-Rodino Act.

   (k) PURCHASED SHARES AND WARRANT SHARES. The Purchased Shares, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid, nonassessable shares and shall be free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Article 12 of this Agreement or in the Company's Articles of Incorporation. The Warrant Shares have been reserved for issuance and, when issued upon conversion of the Warrant, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Article 12 of this Agreement.

   (l) SECURITIES LAWS. Based in part upon the representations of the Purchaser in Article 5 of this Agreement, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Purchased Shares or the Warrant, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales. Except as described in the Company Disclosure Schedule, during the past twelve months the Company has not, directly or through an agent, offered the Purchased Shares or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Purchaser and other accredited investors. Under the circumstances contemplated by this Agreement and assuming the accuracy of the representations of the Purchaser in Article 5 of this Agreement, the offer, issuance, sale and delivery of the Purchased Shares and the Warrant will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

   (m) CAPITAL STOCK. At the date hereof, the authorized capital stock of the Company consists of 17,750,000 shares of Class A Common Stock, of which 5,640,379 shares are issued and outstanding, 2,250,000 shares of Class B Common Stock, of which 1,311,715 shares are issued and outstanding, and 1,000,000 shares of preferred stock, $.01 par value, of which no shares are issued and outstanding. All of the outstanding shares of the Company were duly authorized, validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than pursuant to this Agreement and as issued or issuable in connection with the transaction described in Section 7(m), under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Purchased Shares constitutes an event, under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. All outstanding securities of the Company have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act, or exemption(s) therefrom, and from the registration and qualification requirements of all applicable state securities laws, or exemption(s) therefrom.

   (n) CORPORATE ACTS AND PROCEEDINGS. Subject to the approval of the Company's shareholders and any special independent committee of the Company's Board of Directors organized to review this Agreement and the transactions contemplated hereby (the "Special Committee"), this Agreement has been duly authorized by all necessary corporate action on behalf of the Company has been duly executed and delivered by authorized officers of the Company, and is a valid and binding agreement on the part of the Company that is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

   (o) REGISTRATION RIGHTS. Other than under this Agreement and as described in the Company Disclosure Schedule, the Company has not agreed to register any of its authorized or outstanding securities under the Securities Act.

   (p) ERISA.

          (i) As used in this Section 4(p), the term "Plan" shall mean an "employee pension benefit plan" as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and the term "multiemployer plan" shall have the meaning set forth in the definition thereof in Section 3(37) of ERISA. To the extent required (either as a matter of law or to obtain the intended tax treatment and tax benefit), all employee benefit plans which the Company maintains or to which it contributes (collectively, the "Plans") comply in all material respects with the requirements of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). With respect to the Plans, (A) all required contributions which are due have been made and a proper accrual has been made for all contributions due in the current fiscal year; (B) there are no actions, suits or claims pending, other than routine uncontested claims for benefits; (C) there have been no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code); and (iv) the Company has delivered or caused to be delivered to every participant, beneficiary and other party entitled to such materials, all material Plan descriptions, returns, reports (including financial statements), schedules, notices, statements and similar materials, including, without limitation, summary plan descriptions, summaries of material modifications and summary annual reports, as are required, including audited financial statements, required by any federal, state or local law or governmental agency (including, without limitation, the Internal Revenue Service, the United States Department of Labor, the Pension Benefit Guaranty Corporation and the Securities and Exchange Commission) with respect to each such Plan, and the Company has no material liability in connection with the inadequacy, inaccuracy or untimeliness of such deliveries.

          (ii) The Company does not contribute (and has not ever contributed) to any multiemployer plan, as defined in Section 3(37) of ERISA. The Company has no actual or potential liabilities under Section 4201 of ERISA for any complete or partial withdrawal from a multiemployer plan.

   (q) LICENSES. The Company is duly licensed as required by the consumer finance laws of the states of Colorado and all other states in which the Company conducts its business. All such licenses are in full force, and there is no pending or, to the Company's knowledge, threatened proceeding by any agency or authority in any such jurisdiction, which, if determined adversely to the Company, would result in the forfeiture, suspension or revocation of any such license.

   (r) NO BROKERS OR FINDERS. No person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or the Purchaser for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement, except the Purchaser or its affiliate designee, which has the right to receive three percent (3%) commission from the gross proceeds payable by the Purchaser to the Company for the Purchased Shares and the Warrant. The Company will indemnify and hold the Purchaser harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement. As used in this Agreement, the term "affiliate" shall have the meaning ascribed to such term in Rule 405 promulgated under the Securities
Act.

   (s) DISCLOSURE. The Company has not knowingly withheld from the Purchaser any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any certificate, schedule, statement or other document furnished or to be furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein (taken as a whole) not misleading.

   5.  REPRESENTATIONS OF THE PURCHASER. The Purchaser represents as follows:

   (a) ORGANIZATION, STANDING, ETC. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted.

   (b) INVESTMENT INTENT. The Purchaser is acquiring the Purchased Shares and the Warrant (and will acquire the Warrant Shares upon exercise of the Warrant) for investment for the Purchaser's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof except for a private transfer to a permissible assignee under Section 13(f) of this Agreement. The Purchaser understands that the Purchased Shares, the Warrant and the Warrant Shares have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by each Purchaser. The Purchaser further understands that the Purchased Shares, the Warrant and the Warrant Shares may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws. The Purchaser understands that an exemption from such registration is not presently available pursuant to Rule l44 promulgated under the Securities Act by the Securities and Exchange Commission and that in any event the Purchaser may not sell any securities pursuant to Rule l44 prior to the expiration of a two-year period after the Purchaser has acquired such securities. The Purchaser understands that any sales pursuant to Rule l44 can be made only in full compliance with the provisions of Rule l44.

   (c) QUALIFICATION AS AN ACCREDITED INVESTOR, ETC. The Purchaser qualifies, and any permissible assignee of Purchaser pursuant to Section 13(f) will qualify, as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act. The Purchaser (a) is able to bear the loss of its entire investment in the Purchased Shares without any material adverse effect on its business, operations or prospects, and (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

   (d) ACTS AND PROCEEDINGS. This Agreement has been duly authorized by all necessary action on the part of the Purchaser, has been duly executed and delivered by the Purchaser, and is a valid and binding agreement of the Purchaser that is enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or transfer or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

   (e) COMPLIANCE WITH APPLICABLE LAWS AND OTHER INSTRUMENTS. The business and operations of the Purchaser have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any material breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Articles of Incorporation or bylaws of the Purchaser or any applicable law, assuming compliance with the Hart-Scott-Rodino Act). The Purchaser is not in violation of its Articles of Incorporation or bylaws nor in material violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement. The Purchaser is not subject to any restriction which would prohibit it from entering into or performing its obligations under this Agreement, other than the expiration of all required waiting periods under the Hart-Scott-Rodino Act.

   (f) NO BROKERS OR FINDERS. No person, firm or corporation has or will have, as a result of any act or omission by such Purchaser, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement, except the Purchaser or its affiliate designee, which has the right to receive a three percent (3%) commission from the gross proceeds payable by the Purchaser to the Company for the Purchased Shares and the Warrant. The Purchaser will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable as a result of the actions of such Purchaser in connection with the transactions contemplated by this Agreement, other than the Commission payable to Pacific Consumer Finance, LLC or its affiliate designee.

   (g) ABILITY TO CONSUMMATE TRANSACTIONS. The Purchaser has, or at the Closing will have, sufficient cash on hand to enable it to consummate the transactions contemplated hereby to occur on the Closing Date.

   6. COVENANTS OF THE PARTIES PRIOR TO CLOSING.

   (a) The Company covenants and agrees as follows:

          (i) COVENANTS PENDING CLOSING. Pending the closing of the sale and purchase of the Purchased Shares and the Warrant, the Company shall not, without the Purchaser's prior written consent, take any action or permit any subsidiary to take any action that would result in any of the representations and warranties made by the Company in this Agreement to not be true at and as of the time immediately after such action, or in any of the covenants contained in this Agreement becoming incapable of performance. The Company shall promptly advise the Purchaser of any action or event of which it becomes aware that has, or could reasonably be expected to have, the effect of making incorrect any such representations or warranties in any material respect or which has the effect of rendering any of such covenants incapable of performance.

          (ii) ACCESS TO BOOKS AND RECORDS. Between the date hereof and the Closing Date, the Company shall afford to the Purchaser and its authorized representatives full access at all reasonable times and upon reasonable notice to the books, records, officers, employees and other items of the Company, and otherwise provide such assistance as is reasonably requested by the Purchaser in order that the Purchaser may have a full opportunity to make such investigation and evaluation as it shall reasonably desire to make of the business and affairs of the Company. In addition, the Company shall cause its officers and directors to cooperate fully (including providing introductions where necessary) with the Purchaser to enable the Purchaser to contact such third parties, including customers, prospective customers, specifying agencies, vendors or suppliers of the Company, as the Purchaser deems reasonably necessary to complete its due diligence; provided, that the Purchaser agrees not to initiate such contacts without the prior approval of the Company, which approval shall not be unreasonably withheld.

          (iii) SHAREHOLDERS' MEETING. The Company, acting through its Board of Directors shall, as soon as practicable and in accordance with its Articles of Incorporation and bylaws and applicable law:

   (1) prepare and distribute proxy materials (the "Proxy Statement") in compliance with applicable law for, and duly call, give notice of, convene and hold, a special meeting (the "Special Meeting") of its shareholders as soon as practicable after the date hereof, but not later than 20 days after the date of the Proxy Statement, for the purposes of considering and voting upon this Agreement in accordance with the rules of the Nasdaq National Market;

   (2) include in the Proxy Statement the recommendation of the Board that stockholders of the Company vote in favor of the approval and adoption of this Agreement and in favor of an amendment to the Company's Articles of Incorporation which increases the Company's outstanding Common Stock to 30,000,000 shares and which provides, in substance, that the Company shall have no authority to conduct or engage in any business other than originating, investing in, selling, purchasing, servicing or otherwise dealing in motor vehicle loans and consumer loans;

   (3) use its best efforts (A) to obtain and furnish the information required to be included by it in the Proxy Statement, (B) to file a preliminary version of the Proxy Statement with the SEC not later than five
(5) days after receipt of oral advice as to the substance of the Fairness Opinion (as hereinafter defined) after execution of this Agreement, furnish copies thereof to the Purchaser and, after consultation with the Purchaser, respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof, (C) to cause the Proxy Statement to be mailed to its stockholders as early as practicable after the date hereof, and (D) to obtain the necessary approval of this Agreement and the transactions contemplated hereby, and of the amendment to the Company's Articles of Incorporation referenced in the immediately preceding paragraph
(2), by its stockholders. Notwithstanding any consultation with the Purchaser in connection with the Proxy Statement, neither the Purchaser nor any of its officers, directors, employees or affiliates shall incur any liability to the Company or its shareholders with respect thereto, except with respect to any information contained in the Proxy Statement which any of them has furnished, or confirmed the accuracy of, in writing to the Company; and

   (4) amend, supplement or revise the Proxy Statement as may from time to time be necessary in order to ensure that the Proxy Statement does not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact necessary in order to make the statements therein not false or misleading. Prior to submitting any such amendment, supplement or revision of the Proxy Statement to the stockholders of the Company, such amendment, supplement or revision shall be submitted to the Purchaser for its approval, which approval shall not be unreasonably withheld. Notwithstanding such approval, neither the Purchaser nor any of its officers, directors, employees or affiliates shall incur any liability to the Company or its shareholders with respect thereto, except with respect to any information contained in such amendment, supplement or revision which any of them has furnished, or confirmed the accuracy of, in writing to the Company.

    Notwithstanding the covenants set forth in this subsection (iii), the Company shall not be in breach of any such covenants by the failure of the Company or its Board of Directors to fulfill the terms thereof if the Company or the Board of Directors has been advised by legal counsel to the Company or to the Board of Directors (or the Special Committee) (which advice shall be confirmed to the Purchaser in writing by such legal counsel), that the Board of Directors' fiduciary obligations to the stockholders of the Company require the Company or the Board of Directors to refrain from so acting.

   (iv) FAIRNESS OPINION. The Company or the Special Committee shall forthwith engage an investment banking firm of national reputation to evaluate and deliver a written opinion as to the fairness, from a financial point of view, to the Shareholders of the Company, of the transactions contemplated herein (the "Fairness Opinion"). The Company shall promptly submit this Agreement and all other materials reasonably required to evaluate the transactions contemplated herein to the Special Committee and shall promptly deliver the Fairness Opinion to the Special Committee upon receipt.

   (v) REGULATORY FILINGS. As promptly as practicable after the execution of this Agreement, and, in the case of the filing with respect to the Hart-Scott-Rodino Act, no later than five days after the Purchaser's filing under the Hart-Scott-Rodino Act, the Company shall make or cause to be made all filings and submissions under any laws or regulations applicable to the Company for the consummation of the transactions contemplated herein. The Company shall coordinate and cooperate with the Purchaser in exchanging such information, shall not make any such filing without providing to the Purchaser a final copy thereof for its review and consent at least two full business days in advance of the proposed filing and shall provide such reasonable assistance as Purchaser may request in connection with all of the foregoing.

   (vi) CONDITIONS. The Company shall use its best efforts to take, or cause to be taken, all commercially reasonable action, and to use their best efforts to do, or cause to be done, all things necessary or desirable to fulfill the conditions set forth in Article 7 as promptly as practicable and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof (but in any event within three business days after such date). Notwithstanding the covenants set forth in this subsection (v), the Company shall not be in breach of any such covenants by the failure of the Company or its Board of Directors to fulfill the terms thereof if the Company or the Board of Directors has been advised by legal counsel to the Company or to the Board of Directors (or the Special Committee) (which advice shall be confirmed to Purchaser in writing by such legal counsel), that the Board of Directors would be in violation of its fiduciary obligations to the stockholders of the Company by the Company or the Board of Directors so acting.

   (vii) NO NEGOTIATIONS, ETC. The Company shall not, directly or indirectly, through any officer, director, agent or otherwise, solicit, initiate or encourage submission of any proposal or offer from any person or entity (including any of its or their officers or employees) relating to any liquidation, dissolution, recapitalization, merger, consolidation or acquisition or purchase of all or a material portion of the assets of, or any equity interest in, the Company or other similar transaction or business combination involving the Company except with the Purchaser (for purposes of this Section 6(a)(vii), a "Disposition"), or participate in any negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person or entity to do or seek any Disposition, unless, with respect to any of the foregoing, the Company has been advised by legal counsel to the Company or to the Board of Directors (or the Special Committee) (which advice shall be confirmed to the Purchaser in writing by such legal counsel), that the Board of Directors would be in violation of its fiduciary obligations to the stockholders of the Company by the Company's failure to so act. The Company shall promptly notify the

Purchaser if any such proposal or offer, or any inquiry from or contact with any person with respect thereto, is made and shall promptly provide the Purchaser with such information regarding such proposal, offer, inquiry or contact as the Purchaser may request.

   (viii) BOARD OF DIRECTORS. Effective as of the Closing, the Company, acting through its Board of Directors and in accordance with its Articles of Incorporation and bylaws and applicable law, shall adopt an amendment to the Company's bylaws fixing the number of directors at eleven and shall appoint, effective as of Closing, five designees of the Purchaser to the Company's Board of Directors (which shall constitute a majority of the nine directors then sitting on the Board of Directors). Notwithstanding anything herein to the contrary, the Company, acting through its Board of Directors and in accordance with its Articles of Incorporation and bylaws and applicable law, shall, in the event that Black Diamond Advisors, Inc. exercises any right to appoint an additional director to the Company's Board of Directors in connection with its purchase of additional Company indebtedness pursuant to its option described in Section 7(m), take such action as the Purchaser may request in order to preserve the Purchaser's majority and percentage membership on the Company's Board of Directors in effect immediately prior to such appointment, including, without limitation, appointing to the Company's Board of Directors such other designees of the Purchaser as may be required for the Purchaser to control the Company's Board of Directors.

   (6) THE PURCHASER COVENANTS AND AGREES AS FOLLOWS:

          (i) REGULATORY APPROVALS, ETC. As promptly as practicable after the execution of this Agreement, and, in the case of a filing required by the Hart-Scott-Rodino Act, within 10 days after the execution of this Agreement, the Purchaser shall make or cause to be made all filings and submissions under any laws or regulations applicable to the Purchaser and any of the affiliates of the Purchaser for the consummation of the transactions contemplated herein. The Purchaser shall advise the Company from time to time upon request as to the status of such filings and submission and shall give the Company notice of the (i) approval of, or non-objection to, the transactions contemplated herein by appropriate regulatory authorities or
(ii) the expiration of any waiting periods required by applicable laws or regulations in connection with the transactions contemplated herein.

          (ii) CONDITIONS. The Purchaser shall use its best efforts to take, or cause to be taken, all commercially reasonable action, and to use its best efforts to do, or cause to be done, all things necessary or desirable to fulfill the conditions set forth in Article 8 as promptly as practicable and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof (but in any event within three business days after such date).

   (7) CONDITIONS OF PURCHASER'S OBLIGATION. The obligation to purchase and pay for the Purchased Shares and the Warrant that the Purchaser has agreed to purchase on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the conditions set forth in this Article 7. In the event that any such condition is not satisfied to the reasonable satisfaction of the Purchaser, then the Purchaser shall not be obligated to proceed with the purchase of the Purchased Shares and the Warrant.

   (a) NO ERRORS, ETC. The representations and warranties of the Company under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

   (b) COMPLIANCE WITH AGREEMENT. The Company shall have performed and complied in all material respects with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date.

   (c) CERTIFICATE OF OFFICERS. The Company shall have delivered to the Purchaser a certificate, dated the Closing Date, executed by the President and the Treasurer of the Company and certifying to the satisfaction of the conditions specified in Sections 7(a) and 7(b).

   (d) OPINION OF THE COMPANY'S COUNSEL. The Company shall have delivered to the Purchaser an opinion, satisfactory to the Purchaser, of Brownstein Hyatt Farber & Strickland, P.C., counsel for the Company, dated the Closing Date, substantially to the effect that:

          (i) The Company is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation and has the corporate power and authority to own and hold the properties owned and leased by it and to carry on the business in which it is engaged. The Company has the corporate power and authority to enter into this Agreement, to issue and sell the Purchased Shares, the Warrant and the Warrant Shares and to carry out the provisions of this Agreement.

          (ii) This Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, subject, as to the enforcement of remedies, to limitations under applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, and other laws affecting the rights of creditors generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

          (iii) The Purchased Shares and the Warrant being purchased on the Closing Date have been duly authorized, validly issued and delivered by the Company. The Purchased Shares are fully paid and nonassessable, and are entitled to the rights, preferences and provisions of the Company's Articles of Incorporation and the benefits of the provisions of this Agreement applicable thereto. The certificates evidencing the Purchased Shares are in valid and sufficient form.

          (iv) All corporate proceedings required by law or by the provisions of this Agreement to be taken by the Board of Directors and shareholders of the Company on or prior to such Closing Date in connection with the execution and delivery of this Agreement, the offer, issuance and sale of the Purchased Shares and the Warrant and the consummation of the transactions contemplated by this Agreement, have been duly and validly taken.

          (v) The requisite number of Warrant Shares have been validly authorized and reserved for issuance upon conversion of the Warrant and, when issued upon such conversion, will be authorized, validly issued and outstanding, fully paid and nonassessable.

          (vi) Assuming the accuracy of the representations made by the Purchaser in Article 5 of this Agreement, the Company has obtained the approval or consent of all governmental agencies or bodies required as of the Closing Date pursuant to the laws of the State of Colorado or federal laws of the United States for the legal and valid execution and delivery of this Agreement and the legal and valid offer, issuance and sale of the Purchased Shares, the Warrant and the Warrant Shares and for the performance of the obligations of the Company under all provisions of this Agreement. The Company is not in violation of any term, provision or condition of its Articles of Incorporation or bylaws. Assuming the accuracy of the representations made by the Purchaser in Article 5 of this Agreement, the execution, delivery and performance of this Agreement, the offer, issuance and sale of the Purchased Shares, the Warrant and the Warrant Shares and the consummation of the transactions contemplated by this Agreement will not result in any breach or violation of the terms or provisions of, or constitute a default under, the Articles of Incorporation or the bylaws of the Company, any laws of the State of Colorado or the federal laws of the United States affecting the Company or its business or any agreement known to such counsel to which the Company is a party with any of its shareholders.

          (vii) Assuming the accuracy of the representations made by the Purchaser in Article 5 of this Agreement, the offer, sale, issuance and delivery of the Purchased Shares, the Warrant and the Warrant Shares to the Purchaser under the circumstances contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act and applicable securities laws of the State of Colorado.

   (e) SUPPORTING DOCUMENTS.  The Purchaser shall have received the following:

          (i) A copy of resolutions of the Board of Directors of the Company certified by the secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement, approving the amendments to the Company's Articles of Incorporation and bylaws described in
Section 7(g) and appointing five designees of the Purchaser to the Board;

          (ii) A certificate of incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement and further certifying that the Articles of Incorporation and bylaws of the Company delivered to the Purchaser have been validly adopted and have not been amended or modified; and

          (iii) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as legal counsel for the Purchaser may reasonably request.

   (f) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be reasonably satisfactory in form and substance to legal counsel for the Purchaser.

   (g) SHAREHOLDER APPROVALS; BOARD APPROVALS. This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the shareholders of the Company, and the shareholders of the Company shall have approved the amendment to the Articles of Incorporation of the Company described in Section 6(a)(iii)(2). The Board of Directors shall have adopted the amendment to the bylaws of the Company described in Section 6(a)(viii). The Purchaser shall have received evidence of the filing of the amendment to the Company's Articles of Incorporation described in Section 6(a)(iii)(2) with the Secretary of State of the State of Colorado and a copy of the amendment to the Company's bylaws and the resolution described in
Section 6(a)(viii), certified by the Company's secretary.

   (h) INJUNCTION. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as provided in this Agreement.

   (i) ADVERSE DEVELOPMENT. There shall have been no developments in the business of the Company since June 30, 1996 (other than on-going operating losses in amounts not materially greater than that experienced by the Company during the six-month period ended June 30, 1996) which, in the reasonable opinion of the Purchaser, would have a material adverse effect upon the value of such business or on the financial condition of the Company.

   (j) CONSENTS BY SIGNIFICANT SHAREHOLDERS. On the date hereof, each of Morris Ginsburg, Sandler Family Partners, Ltd., and Irwin L. Sandler shall have waived any rights under Section 7 of the Buy-Sell Agreement, dated as of May 14, 1993, that arise as a result of this Agreement and the transactions contemplated hereby, and shall otherwise consent to such transactions, and such waiver and consent shall be in effect on the Closing Date.

   (k) OPTION AGREEMENT. Each of Morris Ginsburg and Irwin L. Sandler and Sandler Family Partners, Ltd. shall have executed and delivered to the Purchaser the Shareholder Option Agreement on the date hereof, substantially in the form attached hereto as Exhibit E, and such agreement shall be in effect on the Closing Date.

   (l) EXECUTIVE EMPLOYMENT AGREEMENTS. Each of Morris Ginsburg and Irwin L. Sandler shall have executed and delivered to the Company an Employment and Noncompetition Agreement on the date hereof, substantially in the form attached hereto as Exhibit F-1 and F-2, respectively, and each such agreement shall have become effective on the Closing Date.

   (m) GRANT OF ADDITIONAL PURCHASE RIGHT. The Company shall have entered into the investment letter granting to the Purchaser and its affiliates the right to purchase from the Company, subject to approval by the holders of the Company's outstanding subordinated debt as required by the indenture(s) or other governing instrument(s) for such subordinated debt, during the 12-month period following the Closing Date, $5 million in principal amount of the Company's 12% Senior Subordinated Notes, convertible at $4.00 per share and otherwise on substantially the same terms as set forth in the Subordinated Note Purchase Agreement, dated January 9, 1996, among the Company, Black Diamond Advisors, Inc. and the other parties thereto, and such letter agreement shall be in effect on the Closing Date.

   (n) INTELLECTUAL PROPERTY AGREEMENTS. There shall have been executed and delivered to the Company by such of the Company's officers as shall be reasonably identified by the Purchaser in a writing delivered to the Company within 10 days after the date hereof, an agreement pursuant to which each such identified employee acknowledges that each invention, discovery, improvement, software development, device, design, apparatus, practice, process, method or product or the like, whether patentable, copyrightable or not, made, developed, perfected, devised, conceived or first reduced to practice by such employee, either solely or in collaboration with others, whether or not during regular working hours, relating either directly or indirectly to the business, products, practices or techniques of the Company (collectively, the "Developments") during the employee's employment with the Company prior to the Closing Date, is the property of the Company. Such agreement shall also identify all Developments in which the employee has participated in the development, perfection, devising, conception or first reducing to practice.

   (o) HART-SCOTT-RODINO ACT. All waiting periods after the required filings by the parties hereto under the Hart-Scott-Rodino Act shall have expired without objection to the transaction contemplated hereby by the U.S. Department of Justice or the Federal Trade Commission.

   8. CONDITIONS OF COMPANY'S OBLIGATION. The obligation of the Company to issue and deliver the Purchased Shares and the Warrant that the Company has agreed to sell on the Closing Date is subject to the fulfillment prior to or on the Closing Date of the conditions set forth in this Article 8. In the event that any such condition is not satisfied to the reasonable satisfaction of the Company, then the Company shall not be obligated to proceed with the sale of the Purchased Shares and the Warrant.

   (a) NO ERRORS, ETC.   The representations and warranties of the Purchaser
in this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of the Closing Date.

   (b) COMPLIANCE WITH AGREEMENT. The Purchaser shall have performed and complied in all material respects with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date.

   (c) CERTIFICATE OF OFFICERS. The Purchaser shall have delivered to the Company a certificate, dated the Closing Date, executed by an executive officer of the Purchaser and certifying to the satisfaction of the conditions specified in Sections 8(a) and 8(b).

   (d) OPINION OF THE PURCHASER'S COUNSEL. The Purchaser shall have delivered to the Company an opinion, satisfactory to the Company, of Blank, Rome, Comisky & McCauley, counsel for the Purchaser, dated the Closing Date, substantially to the effect that:

          (i) The Purchaser is a corporation duly organized and validly existing in good standing under the laws of the state of its organization and has the power and authority to enter into this Agreement and to carry out the provisions of this Agreement.

          (ii) This Agreement has been duly authorized, executed and delivered by the Purchaser, is the legal, valid and binding agreement of the Purchaser and is enforceable against the Purchaser in accordance with its terms, subject, as to the enforcement of remedies, to limitations under applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, and other laws affecting the rights of creditors generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

          (iii) The Purchaser has obtained the approval or consent of all governmental agencies or bodies required as of the Closing Date pursuant to applicable laws for the legal and valid execution and delivery of this Agreement and for the performance of the obligations of the Purchaser under all provisions of this Agreement. The execution, delivery and performance of this Agreement by Purchaser will not violate any term, provision or condition of its articles of incorporation or other governing instrument or any judgment, decree or order or any applicable law.

   (e) SUPPORTING DOCUMENTS.  The Company shall have received the following:

          (i) A certified copy of resolutions of the board of directors of the Purchaser authorizing and approving the execution, delivery and performance of this Agreement;

          (ii) A certificate of incumbency executed by the Secretary of the Purchaser certifying the names, titles and signatures of the officers authorized to execute this Agreement and further certifying that the Articles of Incorporation and bylaws of the Purchaser delivered to the Company have been validly adopted and have not been amended or modified; and

          (iii) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as legal counsel for the Purchaser may reasonably request.

   (f) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to legal counsel for the Company and the Special Committee.

   (g) SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the shareholders of the Company in accordance with the Company's Articles of Incorporation and applicable law.

   (h) INJUNCTION. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as provided in this Agreement.

   (i) FAIRNESS OPINION AND SPECIAL COMMITTEE APPROVAL. The Company shall have received the Fairness Opinion, and the Fairness Opinion shall not have been withdrawn or adversely modified. The Special Committee shall have approved and authorized the execution, delivery and performance of this Agreement and the transactions contemplated herein.

   (j) HART-SCOTT-RODINO ACT. All waiting periods after the required filings by the parties hereto under the Hart-Scott-Rodino Act have expired without objection to the transaction contemplated hereby by the U.S. Department of Justice of the Federal Trade Commission.

   9. TERMINATION.

   (a) TERMINATION OF AGREEMENT. This Agreement may be terminated at any time prior to the Closing:

          (i) by the mutual consent of the Company and the Purchaser;

          (ii) by the Company if there has been an intentional material breach in any representation, warranty or covenant of the Purchaser set forth in this Agreement, which breach is not cured within 15 days after receipt of notice thereof;

          (iii) by the Purchaser if there has been an intentional material breach in any representation, warranty or covenant of the Company set forth in this Agreement, which breach is not cured within 15 days after receipt of notice thereof;

          (iv) by the Company if there has been an unintentional material breach in any representation, warranty or covenant of the Purchaser set forth in this Agreement, which breach is not cured within 15 days after receipt of notice thereof;

          (v) by the Purchaser if there has been an unintentional material breach in any representation, warranty or covenant of the Company set forth in this Agreement, which breach is not cured within 15 days after receipt of notice thereof;

          (vi) by the Purchaser in the event of the Company's refusal to effect the Closing despite the satisfaction of the conditions set forth in Article 8 in breach of its obligations hereunder;

          (vii) by the Company in the event of the Purchaser's refusal to effect the Closing despite the satisfaction of the conditions set forth in Article 7 in breach of its obligations hereunder;

          (viii) by the Purchaser if, after the date hereof, there shall have been a material adverse change in the financial condition or business of the Company (other than on-going operating losses in amounts not materially greater than that experienced by the Company during the six-month period ended June 30,
1996) or if, after the date hereof, an event specific to the Company (as opposed to its industry generally) shall have occurred which, so far as reasonably can be foreseen, would result in any such change, except to the extent such change is directly caused by the Purchaser;

          (ix) by the Company if, prior to the Closing Date, the Board of Directors (or the Special Committee) of the Company shall have, upon the basis of advice of its legal counsel as to the fiduciary obligations of such Board of Directors (which advice shall be confirmed to Purchaser in writing by such legal counsel) or for any reason other than the circumstances set forth in this
Article 9, (A) withdrawn (or modified in a manner adverse to the Purchaser) its recommendation to the Company's shareholders to approve the transactions contemplated by this Agreement in order to permit the Company, in response to an unsolicited offer, to pursue a Disposition, or to approve a tender offer for the outstanding Class A Common Stock, in either case on terms determined by the Board of Directors of the Company, after consultation with its legal and financial advisors, to be more favorable to the shareholders of the Company than the acquisition of the Purchased Shares and the Warrant contemplated by this Agreement, or (B) recommended a Disposition or such offer;

          (x) by the Company if the Purchaser has failed to consummate the transactions contemplated hereby by the date which is the later of (i) 60 days from the date of this Agreement, if the shareholders of the Company have approved at a meeting of such shareholders the transactions contemplated hereby, or (ii) three business days following the date of such shareholder approval; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 9(a)(x) if its intentional breach of this Agreement has prevented the consummation of the transactions contemplated hereby; provided further, however, that any of such dates may be extended for a period of 30 days with the consent of the Company, which consent shall be granted by the Company unless it is not reasonably satisfied with the Purchaser's progress toward effecting the Closing and reasonably believes that the Purchaser cannot effect the Closing by the end of the 30-day extension period, it being understood and acknowledged by the Company that it shall not be entitled to terminate this Agreement pursuant to this Section 9(a)(x) prior to the expiration of such 30-day extension solely by virtue of the pendency of any waiting period under the Hart-Scott-Rodino Act;

          (xi) by the Purchaser if the Company has failed to consummate the transactions contemplated hereby by the date which is the later of (i) 60 days from the date of this Agreement, if the shareholders of the Company have approved at a meeting of such shareholders the transactions contemplated hereby, or (ii) three business days following the date of such shareholder approval; provided, however, that the Purchaser shall not be entitled to terminate this Agreement pursuant to this Section 9(a)(xi) if its intentional breach of this Agreement has prevented the consummation of the transactions contemplated hereby; provided further, however, that any of such dates may be extended for a period of 30 days with the consent of the Purchaser, which consent shall be granted by the Purchaser unless it is not reasonably satisfied with the Company's progress toward effecting the Closing and reasonably believes that the Company cannot effect the Closing by the end of the 30-day extension period, it being understood and acknowledged by the Purchaser that it shall not be entitled to terminate this Agreement pursuant to this Section 9(a)(xi) prior to the expiration of such 30-day extension solely by virtue of the pendency of any waiting period under the Hart-Scott-Rodino Act;

          (xii) by the Purchaser if the Company has failed to obtain the required approval of the transactions contemplated hereby from the Company's shareholders at the Special Meeting; and

          (xiii) by the Company if the definitive loan agreement for the Bridge Loan has not been executed by the Purchaser prior to the close of business on November 1, 1996 for reasons other than circumstances under the Company's reasonable control.

   (b) EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 9(a), this Agreement shall become void, and there shall be no liability on the part of either the Purchaser or Company, or their respective officers, directors, employees or agents. The parties hereto acknowledge and agree that the remedies provided in this Section 9(b) shall be the sole and exclusive remedies for termination and that the provisions of this Section 9(b) survive any such termination. The parties hereto also acknowledge and agree that the payments described as liquidated damages are liquidated damages and not penalties and are reasonable in the light of the consequences to the respective parties in the event of termination. Notwithstanding the foregoing, this
Section 9(b) shall not bar claims for a material and intentional breach of this Agreement; provided, however, that the maximum amount that may be recovered in connection with any such claim shall be $500,000 plus any amounts paid as liquidated damages in connection therewith in accordance with this Section 9(b). A termination shall have no effect upon the Bridge Loan, which shall remain outstanding in accordance with its terms, except that the Bridge Loan shall be mandatorily prepaid by the Company in the event of a termination pursuant to
Section 9(a)(vi) and in the event that the Company defaults on its obligation to pay $500,000 in liquidated damages as provided in Sections 9(b)(iii), (v), (vi),
(ix), (xi) and (xii). A termination pursuant to Section 9(a) shall also have the following effects upon the Deposit (which, for purposes of this Section 9, shall be deemed to consist of $500,000 provided by the Purchaser upon the execution of this Agreement, together with any interest accrued thereon from the date of providing the Deposit to the Closing Date):

          (i) in the event of termination pursuant to Section 9(a)(i), the Deposit shall forthwith be disbursed to the Purchaser;

          (ii) in the event of termination pursuant to Section 9(a)(ii), the Deposit shall forthwith be disbursed to the Company as liquidated damages;

          (iii) in the event of termination pursuant to Section 9(a)(iii), the Deposit shall forthwith be disbursed to the Purchaser, and the Company shall forthwith pay to the Purchaser the sum of $500,000 as liquidated damages;

          (iv) in the event of termination pursuant to Section 9(a)(iv), the Deposit shall be forthwith disbursed to the Company as liquidated damages;

          (v) in the event of termination pursuant to Section 9(a)(v), the Deposit shall forthwith be disbursed to the Purchaser as liquidated damages, and the Company shall forthwith pay to the Purchaser the sum of $500,000 as liquidated damages;

          (vi) in the event of termination pursuant to Section 9(a)(vi), the Deposit shall forthwith be disbursed to the Purchaser, and the Company shall forthwith pay to the Purchaser the sum of $500,000 as liquidated damages;

          (vii) in the event of termination pursuant to Section 9(a)(vii), and the Deposit shall forthwith be disbursed to the Company as liquidated damages;

          (viii) in the event of termination pursuant to Section 9(a)(viii), and the Deposit shall forthwith be disbursed to the Purchaser;

          (ix) in the event of termination pursuant to Section 9(a)(ix), the Deposit shall forthwith be disbursed to the Purchaser, and the Company shall forthwith pay to the Purchaser the sum of $500,000 as liquidated damages;

          (x) in the event of termination pursuant to Section 9(a)(x), the Deposit shall forthwith be disbursed to the Company as liquidated damages;

          (xi) in the event of termination pursuant to Section 9(a)(xi), the Deposit shall forthwith be disbursed to the Purchaser, and the Company shall forthwith pay to the Purchaser the sum of $500,000 as liquidated damages; provided, however, that, if the Company's failure to close is attributable to the non-satisfaction of any condition set forth in Article 8 other than the conditions set forth in Section 8(g), (h) (to the extent attributable to the Company) or (i), then, in such case, the Company shall not make such $500,000 payment to the Company;

          (xii) in the event of termination pursuant to Section 9(a)(xii), the Deposit shall forthwith be disbursed to the Purchaser, and the Company shall forthwith pay to the Purchaser the sum of $500,000 as liquidated damages; and

          (xiii) in the event of termination pursuant to Section 9(a)(xiii), the Deposit shall forthwith be disbursed to the Company.

     Nothing in this Article 9 is intended, nor shall anything in this Article 9 be construed, to give to any party to the Bridge Loan any additional rights or remedies, or impose on any party to the Bridge Loan any additional obligations, relating to the subject matter of the Bridge Loan. In the event of any conflict or perceived conflict between this Article 9 and the Bridge Loan relating to the subject matter of the Bridge Loan, the definitive documents for the Bridge Loan shall control. In addition, it is acknowledged and understood by the parties hereto that, except as expressly provided for herein, the Bridge Loan and the transactions contemplated by this Agreement are independent transactions, with the effects that (i) except as expressly provided for herein, there shall be no cross-default between the Bridge Loan, on one hand, and the transactions contemplated by this Agreement, on the other hand, and (ii) under no circumstances shall the proceeds of the Bridge Loan be available for offset, or shall the Company be relieved of any payment or other obligation under the Bridge Loan, by reason of any termination or breach by the Purchaser of its obligations hereunder.


   10. REGISTRATION RIGHTS.

   (a) DEFINITIONS. As used in this Section 10, the term "Registrable Securities" means (i) the Purchased Shares, (ii) the shares of Class A Common Stock issuable upon exercise of the Warrant, (iii) any shares of Class A Common Stock which the Purchaser may hereafter acquire, (iv) the shares of Class A Common Stock issuable upon conversion of any subordinated indebtedness of the Company or exercise of any rights issued in connection with the transactions described in Section 7(m), (v) any shares of Class A Common Stock acquired by the Purchaser other than in an open market purchase; and (vi) any capital stock of the Company issued as a dividend or other distribution with respect thereto, or in exchange for or in replacement of, the shares of Class A Common Stock referred to in clauses (i), (ii), (iii), (iv), (v) and (vi) above.

   (b) REQUIRED REGISTRATION. If, at any time after the first anniversary of the Closing Date, the Company receives a written request therefor from the Purchaser (so long as it owns at least 25% of the Registrable Securities), the Company shall prepare and file a registration statement under the Securities Act covering the Registrable Securities which are the subject of such request and shall use its reasonable best efforts to cause such registration statement to become effective. The Company shall be obligated to prepare, file and cause to become effective only one registration statement pursuant to this Section 10(b). Notwithstanding the foregoing obligation of the Company, if either (i) in the good faith judgment of the Company's Board of Directors, the registration of the Registrable Securities would at such time interfere with a primary offering of securities or a sale or acquisition transaction material to the Company, require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or require the Company to provide information required by the SEC or the Securities

Act, such as pro forma information, that at such time the Company would be unable to provide, then the Company's obligation to prepare and file a registration statement in connection with the Registrable Securities which are the subject of the Purchaser's request shall be suspended for a reasonable period (not to exceed 90 days) until the Company consummates or abandons such primary offering or other transaction, determines that such confidential information may be disclosed or is able to provide any such information required by the SEC or the Securities Act, provided that the Company may exercise the right to suspension of an offering under this
Section 10(b) no more than one time in any twelve-month period.

   In the event that the Purchaser shall determine for any reason not to proceed with a registration at any time before the registration statement has been declared effective by the SEC, and (i) the Purchaser requests the Company to withdraw such registration statement, if theretofore filed with the SEC, with respect to the Registrable Securities covered thereby, or if the offering is not consummated for any reason and (ii) the Purchaser agrees to bear its expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Securities, then the Purchaser shall not be deemed to have exercised its right to require the Company to register Registrable Securities pursuant to this Section 10(b).

   Without the written consent of the Purchaser, neither the Company nor any other holder of securities of the Company may include securities in such registration if in the good faith judgment of the managing underwriter of such public offering the inclusion of such securities would interfere with the successful marketing of the Registrable Securities or require the exclusion of any portion of the Registrable Securities to be registered.

   (c) INCIDENTAL REGISTRATION. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act on any form (other than Form S-4 or Form S-8) that would permit the inclusion of the Registrable Securities in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to the Purchaser. Upon the written request of the Purchaser given within 30 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares of Registrable Securities for which the Purchaser have so requests registration, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the Purchaser to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any registration pursuant to this Section 10(c) shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Securities originally covered by a request for registration would reduce the number of shares to be offered by the Company or its securityholders exercising demand registration rights, or interfere with the successful marketing of the shares of stock offered by the Company or its securityholders exercising demand registration rights, the number of shares of Registrable Securities otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration. Those shares of Registrable Securities which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 180 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

   (d) REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Sections 10(b) or 10(c) to effect the registration of any Registrable Securities under the Securities Act, the Company will:

          (i) prepare and file with the SEC a registration statement with respect to such securities, and use its reasonable best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three months;

          (ii) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three months;

          (iii) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (iv) use its reasonable best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (v) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (vi) notify such holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

          (vii) prepare and file with the SEC, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such holder;

          (viii) prepare and promptly file with the SEC and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (ix) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement (during which period of suspension the holders of the Registrable Securities shall not be permitted to dispose of such securities pursuant to such registration) or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (x) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (xi) at the request of any such holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (A) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which opinion such counsel shall state (without limiting the generality of the foregoing) that (1) such registration statement has become effective under the Securities Act; (2) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (3) the registration statement and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the SEC thereunder (except that such counsel need express no opinion as to financial statements contained therein);
(4) to the best of the knowledge of such counsel neither the registration statement nor any amendment nor supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein); (5) the description in the registration statement or any amendment or supplement thereto of legal and governmental proceedings and contracts are accurate and fairly present the information required to be shown; and (6) such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement or amendment or supplement thereto or to be filed as exhibits to the registration statement, which are not described or filed as required; and (B) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

   (e) EXPENSES. With respect to any registration requested pursuant to Section 10(b) (except as otherwise provided in such Section with respect to registrations voluntarily terminated at the request of the requesting security holders) and with respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 10(c), the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company and one counsel for the selling security holders, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of jurisdictions in which the securities to be offered are to be registered or qualified. Underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

   (f) INDEMNIFICATION. In the event that any Registrable Securities are included in a registration statement under Sections 10(b) or 10(c):

          (i) The Company will indemnify and hold harmless the Purchaser and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder in writing, such underwriter or such controlling person.

          (ii) The Purchaser will indemnify and hold harmless the Company, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with information furnished in writing by such holder.

          (iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this Section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (C) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

   (g) REGISTRATION RIGHTS OF TRANSFEREES. The registration rights granted to the holders of Registrable Securities pursuant to this Article 10 shall also be for the benefit of, and enforceable by, any subsequent holder of Registrable Securities, whether or not any express assignment of such rights to any such subsequent holder is made, so long as such subsequent holder acquires at least twenty-five percent (25%) of the Registrable Securities then outstanding.

   11. ADDITIONAL COVENANTS OF THE COMPANY.  Subject to the provisions of
Section 12(d), the Company covenants and agrees as follows:

   (a) CORPORATE EXISTENCE. The Company will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

   (b) BOOKS OF ACCOUNT AND RESERVES. The Company will keep books of record and account in which full, true and correct entries are made of all of its dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will employ certified public accountants selected by the Board of Directors of the Company who are "independent" within the meaning of the accounting regulations of the SEC. The Company will have annual audits made by such independent public accountants in the course of which such accountants shall make such examinations, in accordance with generally accepted auditing standards, as will enable them to give such reports or opinions with respect to the financial statements of the

Company as will satisfy the requirements of the SEC in effect at such time with respect to reports or opinions of accountants. The Company will cooperate with all reasonable requests from the Purchaser for information and access thereto which are required for the Purchaser to discharge its obligations to agencies and authorities which regulate the business and affairs of the Purchaser and its affiliates.

   (c) FURNISHING OF FINANCIAL STATEMENTS AND INFORMATION. The Company will deliver to the Purchaser, so long as it owns at least 25% of the Purchased Shares or 25% of the Warrant Shares):

          (i) if prepared by the Company for internal use, as soon as available, but in any event within 30 days after the close of each month, an unaudited balance sheet of the Company as of the end of such month, together with the related statements of consolidated operations for each such month, which statements of consolidated operations shall include a comparison of actual results of operations to budget on a monthly and a year-to-date basis and shall include a reconciliation of changes in the Company's working capital for such month;

          (ii) as soon as available, but in any event within 45 days after the close of each quarter, an unaudited balance sheet of the Company as of the end of such quarter, together with the related statements of consolidated operations for each such quarter, which statements of consolidated operations shall include a comparison of actual results of operations to budget on a quarterly and a year-to-date basis and shall include a reconciliation of changes in the Company's working capital for such quarter;

          (iii) as soon as available, but in any event within 90 days after the end of each fiscal year, a balance sheet of the Company, as of the end of such fiscal year, together with the related statements of operations, retained earnings and changes in financial position for such fiscal year, all in reasonable detail and duly certified by the Company's independent public accountants, which accountants shall have given the Company an opinion, unqualified as to the scope of the audit, regarding such statements;

          (iv) within 15 days after the Company learns of the commencement or written threats of the commencement of any material suit, legal or equitable, or of any material administrative, arbitration or other proceeding against the Company or its business, assets or properties, written notice of the nature and extent of such suit or proceeding;

          (v) promptly after the submission thereof to the Company to the SEC, copies of all filings and reports required to be filed by the Company under the Securities Act of 1933 and the Exchange Act;

          (vi) promptly after the submission thereof to the Company, copies of all reports and recommendations submitted by independent public accountants in connection with any annual or interim audit of the accounts of the Company made by such accountants; and

          (vii) with reasonable promptness, such other financial data relating to the business, affairs and financial condition of the Company as is available to the Company and as from time to time the Investor may reasonably request.

   (d) INSPECTION. The Company will permit the Purchaser, so long as it owns at least 25% of the Purchased Shares, and any of its representatives designated by it and reasonably satisfactory to the Company, to visit and inspect, at the Purchaser's expense, any of the properties of the Company, including its books and records (and to make photocopies thereof or make extracts therefrom), and to discuss its affairs, finances and accounts with its officers, lawyers and accountants, except with respect to engineering data and other technical information that is not public knowledge, all to such reasonable extent and at such reasonable times and intervals as the Purchaser may reasonably request.
The Purchaser shall maintain, and shall require their representatives to maintain, all information obtained from the Company on a confidential basis.

   (e) BOARD NOMINEES. During the Option Term provided by the Shareholder Option Agreement, by and among the Purchaser, Morris Ginsburg, Sandler Family Partners, Ltd. and Irwin L. Sandler dated of even date herewith, the Board of Directors of the Company shall be fixed at eleven members, and the Company shall nominate and use its best efforts to have elected from and after Closing and to remain on the Board (i) five members of the Board of Directors of the Company designated by the Purchaser and reasonably acceptable to the Company or such greater number of directors as shall be sufficient to provide the Purchaser with a numerical majority of the directors (ii) Morris Ginsburg and Irwin L. Sandler, and (iii) two members of the Board of Directors who shall be independent of the Purchaser and of Morris Ginsburg and Irwin L. Sandler and who satisfy the requirements of the NASDAQ National Market System. In the event of the death, resignation or removal of any such director so designated by the Purchaser, the Purchaser shall be entitled to designate such director's successor. The Company agrees that, in submitting to the Company's shareholders or Board of Directors the names and nominees for election as directors or in filling interim vacancies, it will use its reasonable best efforts to cause any person designated by the Purchaser to be elected as a director.

   (f) PROVISION OF INFORMATION AND FILING OF REPORTS. The Company shall, from and after the Closing Date, deliver to any holder of Purchased Shares or Warrant Shares upon request such information as may be required to be provided to enable the holder of the Purchased Shares or Warrant Shares to comply with Rule 144 or Rule 144A under the Securities Act in connection with the sale or transfer of any of the Purchased Shares or the Warrant Shares.

   (g) COVENANTS REGARDING WARRANT. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the Warrant will, upon issuance in accordance with the terms of the Warrant, be fully paid and nonassessable and free from all taxes, liens and charges (except for taxes, if any, upon the income of the holder and applicable transfer taxes, and taxes payable in connection with the delivery of Warrant Shares to a person other than the registered holder of the Warrant so exercised) with respect to the issue thereof, and that the issuance thereof shall not give rise to any preemptive rights on the part of any person which shall not have been waived. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of shares of its Class
A Common Stock for the purpose of issue upon the exercise of such conversion privilege. The number of shares of Class A Common Stock issuable upon exercise of the Warrant and the exercise price with respect thereto shall be subject to adjustment from time to time as set forth in the Warrant.

   (h) PAYMENT OF TAXES AND MAINTENANCE OF PROPERTIES.  The Company will:

          (i) pay and discharge promptly, or cause to be paid and discharged promptly when due and payable, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its properties, other than such taxes, assessments, charges or levies as the Company is contesting in good faith through appropriate proceedings; and

          (ii) maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition.

   (i) INSURANCE. The Company will obtain and maintain in force such property damage, public liability, business interruption, worker's compensation, indemnity bonds and other types of insurance as the Company's executive officers, after consultation with an accredited insurance broker, shall determine to be necessary or appropriate to protect the Company from the insurable hazards or risks associated with the conduct of the Company's business.

   12. RESTRICTION ON TRANSFER OR PURCHASE OF SHARES.

   (a) TRANSFER RESTRICTIONS. Subject to applicable federal and state securities laws, the Purchased Shares, Warrant and Warrant Shares may be freely transferred, provided that no such transfer may be made, without the Company's consent, to a direct competitor of the Company in the business of originating, investing in, selling, purchasing, servicing, or otherwise dealing in motor vehicle loans and consumer loans. In addition to the foregoing, the Purchaser acknowledges that such securities are only transferable pursuant to (i) a public offering registered under the Securities Act, (ii) Rule 144 or Rule 144A of the SEC (or any similar rule then in effect) if such rule is available, and (iii) subject to the conditions specified elsewhere in this Article 12, any other legally available means of transfer.

   (b) LEGEND. Each certificate representing Purchased Shares shall be endorsed with the following legend:

   "The shares represented by this certificate may not be transferred without
(i) the opinion of counsel satisfactory to this corporation that such transfer may lawfully be made without registration under the Securities Act of 1933 and all applicable state securities laws or (ii) such registration."

   Upon the exercise of the Warrant, unless the Company receives an opinion of counsel satisfactory to the Company to the effect that a transfer of the Warrant Shares, as the case may be, may be made without registration or further restriction or transfer, or unless such Warrant Shares are being disposed of pursuant to a registration under the Securities Act, the same legend shall be endorsed on the certificate evidencing such Warrant Shares.

   (c) REMOVAL OF LEGEND. Any legend endorsed on a certificate evidencing a security pursuant to Section 12(b) hereof shall be removed, and the Company shall issue a certificate without such legend to the holder of such security, if such security is being disposed of pursuant to a registration under the Securities Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such security may be made without registration. In addition, if the holder of such security delivers to the Company an opinion of such counsel to the effect that no subsequent transfer of such security will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates evidencing such security that do not bear the legend set forth in Section 12(b).

   (d) TERMINATION OF CERTAIN COVENANTS.  The obligations of the Company under
Article 11 of this Agreement, notwithstanding any provisions hereof apparently to the contrary, shall terminate and shall be of no further force or effect at the date that the Purchaser sells or transfers any Purchased Shares or Warrant Shares, if following such sale or transfer the Purchaser owns less than twenty-five percent (25%) of the then outstanding Class A Common Stock.

   (e) STANDSTILL RESTRICTIONS. Other than pursuant to the exercise of warrants, the Shareholder Option Agreement, or the conversion of the Company's 12% Senior Subordinated Notes held by the Purchaser at the time of conversion, the Purchaser and its affiliates shall not acquire any additional securities of the Company without the prior written consent of the Company.

   13. MISCELLANEOUS.

   (a) WAIVERS, AMENDMENTS AND APPROVALS. The obligations of the Company under this Agreement may only be waived by the Purchaser in writing (either generally or in a particular instance and either retroactively or prospectively), and, with the written approval of the Purchaser, the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations of the holders of the Purchased Shares or the Warrant Shares; provided, however, that no such waiver or supplemental agreement shall (i) amend the terms of the Purchased Shares or the Warrant Shares as set forth in the Articles of Incorporation of the Company, (ii) amend the provisions of this Agreement granting rights to the holders of the Purchased Shares and the Warrant Shares (including, but not limited to, registration rights under Article 10) without the written consent of the holders of a majority of the Purchased Shares, or (iii) reduce the aforesaid proportions of shares the holders of which are required to consent to any waiver or supplemental agreement, without the consent of all of the record holders of shares whose rights would be affected by such reduction. Written notice of any such waiver, consent or agreement of amendment, modification or supplement shall be given to the record holders of the Purchased Shares and the Warrant Shares who have not previously consented thereto in writing. In all cases in which the consent or approval of, or actions by, the Purchaser or the holders of the Warrant Shares is required by the terms of this Agreement, the number of Warrant Shares owned by such holder or the Purchaser shall be determined on an as-if-exercised basis.

   (b) CHANGES, WAIVERS, ETC. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 13(a).

   (c) FEES AND EXPENSES.  Except as contemplated by Article 9 hereof and
Section 13(e), each of the parties shall be responsible for its own legal and other expenses incurred in connection with the transactions contemplated by this Agreement.

   (d) NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be personally delivered, transmitted via facsimile or overnight courier service or mailed first-class postage prepaid, registered or certified mail,

          (i) if to any holder of any Purchased Shares or Warrant Shares, addressed to such holder at its address as shown on the books of the Company, or at such other address or to such facsimile telephone number as such holder may specify by written notice to the Company, with a copy to Cathryn L. Porter, Esq., Pacific USA Holdings Corp., 3200 Southwest Freeway, Suite 1200, Houston, Texas 77027, or

          (ii) if to the Company, at 370 Seventeenth Street, Suite 5060, Denver, Colorado 80202. Attention: President; or at such other address as the Company may specify by written notice to the Purchaser, and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given on the date when personally delivered or when transmitted by facsimile (if confirmation of facsimile receipt has been given), on the date after being deposited with an overnight courier service, or, if sent by mail, four days after deposit in the United States mail, postage prepaid.

   (e) ARBITRATION OF DISPUTES.

          (i) Any controversy or claim arising out of this Agreement, or any breach of this Agreement, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then in effect, as modified by this Section 13(e) or by the further agreement of the parties.

          (ii) Such arbitration shall be conducted in Denver, Colorado.

          (iii) Any judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators shall not, under any circumstances, have any authority to award punitive, exemplary or similar damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement.

          (iv) Nothing contained in this Section 13(e) shall limit or restrict in any way the right or power of a party at any time to seek injunctive relief in any court and to litigate the issues relevant to such request for injunctive relief before such court (A) to restrain the other party from breaching this Agreement or (B) for specific enforcement of this Section 13(e). The parties agree that any legal remedy available to a party with respect to a breach of this Section 13(e) will not be adequate and that, in addition to all other legal remedies, each party is entitled to an order specifically enforcing this Section 13(e).

          (v) The parties to this Agreement hereby consent to the jurisdiction of the federal courts located within Denver, Colorado for all purposes.

          (vi) Neither party nor the arbitrators may disclose the existence or results of any arbitration under this Agreement or any evidence presented during the course of the arbitration without the prior written consent of both parties, except as required to fulfill applicable disclosure and reporting obligations, or as otherwise required by law.

          (vii) Each party shall bear its own costs incurred in the arbitration, provided that, in any claim based on an allegation of fraud or misrepresentation in connection with this Agreement, the attorneys' fees of both parties shall be borne by the non-prevailing party. The arbitrator's fees and expenses of any dispute submitted to arbitration hereunder shall be allocated among the parties who are subject to the arbitration by arbitrator so as to charge such fees and expenses proportionately to the party or parties whose positions are not sustained, which allocation shall be determined by the arbitrator as part of his decision. The parties agree that judgment may be entered in any court of competent jurisdiction upon any award of the arbitrator.

          (viii) In the event that any party attempts to circumvent the provisions of this Section 13(e) and institutes a legal proceeding other than the arbitration contemplated by this Section 3(e), such party shall be liable for the attorneys' fees and other expenses of the other party in responding to and defending such legal proceeding and attempting to enforce the provisions of this Section 13(e).

   (f) PARTIES IN INTEREST; ASSIGNMENT. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of the Purchased Shares, the Warrant or the Warrant Shares. The Purchaser may assign this Agreement to any of its direct or indirect majority-owned subsidiaries, provided that no such assignment shall release the Purchaser from any of its obligations hereunder. Except as set forth in the preceding sentence, no party may assign its rights or obligations under this Agreement.

   (g) HEADINGS. The headings of the articles and sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

   (h) CHOICE OF LAW. The substantive laws of Colorado and applicable federal law shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

   (i) COUNTERPARTS. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   (j) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein shall survive the execution and delivery of this Agreement for a period ending 30 days after the later to occur of (i) the delivery to the Purchaser of the Company's audited financial statements for the Company's fiscal year ended December 31, 1996 or (ii) the delivery to the Purchaser by the Company's independent auditors of their "management letter" in respect of such fiscal year relating to management accounting procedures, financial controls and matters which occur during the course of preparation of the audited financial statements referred to in clause (i); provided, however, that the Company shall not be liable following the Closing Date for any breach of a representation or warranty in this Agreement unless such breach involves a material misrepresentation or omission concerning the financial condition, business or operations of the Company and results in a material diminution in the value of the Purchaser's equity interest in the Company, and in any event the Company shall have no liability with respect to its representations and warranties after the expiration of the survival period described above.

   (k) PRESS RELEASES AND ANNOUNCEMENTS. No party hereto shall issue any press release (or make any other public announcement) regarding this Agreement or the transactions contemplated hereby or make any public announcement without the prior written approval of the other party as to the timing and content of such press release or other announcement, provided that, if a press release or public announcement is required by applicable law, the party required to make such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon the contents for such disclosure which is satisfactory to both parties.

   (l) FURTHER ASSURANCES. The Company and the Purchaser will use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all without further consideration, all things, necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   (m) ENTIRE AGREEMENT. This Agreement, together with the Company Disclosure Schedule and the Exhibits hereto, which are incorporated by reference herein, constitute the entire agreement of the parties relating to the subject matter hereof and supersede any prior understandings of the parties relating to such subject matter.


   IN WITNESS WHEREOF, each of the Company and the Purchaser has caused this Agreement to be executed by its duly authorized representative.

                               MONACO FINANCE, INC.,
                               a Colorado corporation


                                By /s/Morris Ginsburg
                                   ------------------------------------
                                   Name: Morris Ginsburg
                                   Title:President
                                   Date: October, 29, 1996


                               PACIFIC USA HOLDINGS CORP.,
                               a Texas corporation


                                By /s/ Bill Bradley
                                   ------------------------------------
                                   Name: Bill Bradley
                                   Title: President and Chief Executive Officer
                                   Date: October 29, 1996

                                     ANNEX D

                        Opinion of Montgomery Securities

                                   [LOGO]

                                 Montgomery



November 27, 1996

Special Committee of the Board of Directors

Monaco Finance, Inc.
370 17th St., Suite 5060
Denver, Colorado 80202

Gentlemen:

     We understand that Monaco Finance, Inc., a Colorado corporation ("Seller"), and Pacific USA Holdings Corp., a Texas corporation ("Buyer"), have entered into a Securities Purchase Agreement dated October 29, 1996 (the "Purchase Agreement"). As more fully described to us by management of Seller, we understand that (i) Seller will issue 3,800,000 shares of its Class A common stock, par value $0.01 per share ("Class A Stock"), and a five-year warrant to purchase up to 6,000,000 shares of Class A Stock at exercise prices ranging from $4.50 to $7.00 per share (the "Warrant") to Buyer in exchange for aggregate net consideration to Seller of $11,979,500 in cash (the "Consideration"), after deduction of a 3.0% commission payable to Buyer; and (ii) Seller will grant to Buyer a one-year right to purchase, subject to certain conditions, $5,000,000 in principal amount of newly issued 12% Senior Subordinated Notes of Seller, convertible into Class A Stock at $4.00 per share. In addition, pursuant to a separate Shareholder Option Agreement (the "Shareholder Option Agreement"), Buyer will receive a three-year option to purchase a total of 830,000 shares of the Class B common stock, par value $0.01 per share, beneficially owned by certain executive officers and directors of Seller. The transactions contemplated by the Purchase Agreement and the Shareholder Option Agreement are referred to herein collectively as the "Transaction."

     You have asked for our opinion as investment bankers as to whether the Consideration to be received by the Seller pursuant to the Purchase Agreement is fair to holders of the Class A Stock from a financial point of view, as of the date hereof. As you are aware, we were not retained to nor did we advise Seller with respect to alternatives to the Transaction or Seller's underlying decision to proceed with or effect the Transaction.


                            MONTGOMERY SECURITIES
               INVESTMENT BANKING, BROKERAGE, ASSET MANAGEMENT
600 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA 94111 TELEPHONE 415 627-2000

                                 Montgomery


Further, we were not requested to nor did we solicit or assist Seller in soliciting indications of interest from third parties regarding alternative transactions, although we have been advised of Seller's discussions with third parties in that regard.

     In connection with our opinion, we have, among other things: (i) reviewed certain publicly available financial and other data with respect to Seller, including consolidated financial statements for recent years and interim periods to September 30, 1996 and certain other relevant financial and operating data relating to Seller made available to us from published sources and from the internal records of Seller; (ii) reviewed the Purchase
Agreement, the Warrant, the Shareholder Option Agreement and the related Executive Employment Agreements; (iii) reviewed a draft of the proposed Proxy Statement dated November 13, 1996 relating to the Transaction; (iv) reviewed certain publicly available information concerning the trading of, and the trading market for, the Class A Stock; (v) compared Seller from a financial point of view with certain other companies in the sub-prime auto finance industry which we deemed to be relevant; (vi) considered the financial terms, to the extent publicly available, of selected recent business combinations of companies in the auto finance industry which we deemed to be comparable, in whole or in part, to the Transaction; (vii) reviewed certain publicly available information regarding the relative trading prices of dual class common stocks with disparate voting rights; (viii) reviewed and discussed with representatives of the management of Seller certain information of a business and financial nature regarding Seller, furnished to us by them, including financial forecasts and related assumptions of Seller; (ix) reviewed the written opinion of Seller's counsel with respect to the inability of holders of certain outstanding debt securities of Seller to claim that a "change in control" will occur upon consummation of the transactions contemplated by the Purchase Agreement (including the issuance of the Warrant and the grant of the options under the Shareholder Option Agreement) which would give such holders a right to accelerate or otherwise cause repayment of such securities; (x) made inquiries regarding and discussed the Proxy Statement, the Transaction, the Purchase Agreement and other matters related thereto with the respective counsel to the Special Committee, Seller and Buyer; and (xi) performed such other analyses and examinations as we have deemed appropriate.

     In connection with our review, we have not assumed any obligation independently to verify the foregoing information and have relied on its being accurate and complete in all material respects. With respect to the financial forecasts for Seller provided to us by Seller's management, upon their advise and with your consent we have assumed for purposes of our opinion that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of the Seller's management at the time of preparation as to the future financial performance of Seller and that they provide a reasonable basis upon which we can form our opinion. We have also assumed that there have been no material changes in Seller's assets, financial condition, results of operations, business or prospects since the date of its last financial statements made available to us. We have relied without independent review on advice of Special Committee's counsel and the Seller's counsel and independent accountants to the Seller as to all legal and financial reporting matters with respect to the Seller, the Transaction and the Purchase Agreement, including the matters covered by the opinion of Seller's counsel

                                 Montgomery


referred to above. We have assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We are not experts in the evaluation of loan portfolios for purposes of assessing the adequacy of the allowances for losses with respect thereto and have assumed, with your consent, that such allowances for Seller are in the aggregate adequate to cover such losses. In addition, we have not assumed responsibility for reviewing any individual credit files, or making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of Seller or Buyer, nor have we been furnished with any such appraisals. Finally, our opinion is based on economic, monetary and market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise or reaffirm this opinion.

     We have further assumed with your consent that the Transaction will be consummated in accordance with the terms described in the Purchase Agreement and the Shareholder Option Agreement, without any further amendments thereto, and without waiver by Seller of any of the conditions to its obligations under the Purchase Agreement.

     Based upon the foregoing and in reliance thereon, it is our opinion as investment bankers that the Consideration to be received by the Seller pursuant to the Purchase Agreement is fair to holders of the Class A Stock from a financial point of view, as of the date hereof.

     This opinion is directed to the Special Committee of the Board of Directors of the Seller in its consideration of the Purchase Agreement and is not a recommendation to any shareholder as to how such shareholder should vote with respect to the Purchase Agreement. Further, this opinion addresses only the financial fairness of the Consideration to holders of the Class A Stock and does not address any other aspect of the Transaction. This opinion may not be used or referred to by the Seller, or quoted or disclosed to any person in any manner, without our prior written consent, which consent is hereby given to the inclusion of this opinion in Seller's Proxy Statement to be filed with the Securities and Exchange Commission in connection with the Purchase Agreement.

                                       Very truly yours,

                                           /s/  MONTGOMERY SECURITIES
                                       ----------------------------------
                                       MONTGOMERY SECURITIES

                                     ANNEX E

                     Amendment to Articles of Incorporation


     RESOLVED, that the first sentence of Section 1 of Article IV of the Company's Articles of Incorporation, as amended, is hereby amended to read in its entirety as follows:


          The aggregate number of Common Shares which this Corporation shall have authority to issue is thirty-two million, two hundred fifty thousand (32,250,000) shares, $.01 par value, of which 30,000,000 shares shall be designated "Class A Common Stock" and 2,250,000 shares shall be designated "Class B Common Stock."

     RESOLVED, that Article III of the Company's Articles of Incorporation is hereby amended to read in its entirety as follows:


          The purpose for which this corporation is organized is to engage in the business of originating, investing in, selling, purchasing (including purchasing participation interests), servicing or otherwise dealing (including brokerage and warehousing activities) in motor vehicle loans (including installment sales contracts) and other consumer loans, and other activities incidental thereto.

                                           Preliminary Copy--For the Information
                                  of the Securities and Exchange Commission Only

                                      PROXY
                              MONACO FINANCE, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                              MONACO FINANCE, INC.


     The undersigned hereby appoints Morris Ginsburg and Irwin L. Sandler, and each of them, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the Class A Common Stock, $.01 par value, of Monaco Finance, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on January __, 1997 (the "Meeting"), or at any postponements, continuations or adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR each of the proposals listed below and in the discretion of the proxy holder on such other matters as may properly come before the Meeting.

1. Proposal to approve the transactions contemplated by the Securities Purchase Agreement dated as of October 29, 1996 between the Company and Pacific USA Holdings Corp.

               / / FOR             / / AGAINST         / / ABSTAIN


2. Proposal to approve an amendment to the Company's Articles of Incorporation to, among other things, increase the Company's authorized Class A Common Stock.

               / / FOR             / / AGAINST         / / ABSTAIN

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Meeting or at any postponements, continuations or adjournments thereof.

     Please sign exactly as your name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

                                   Dated                    , 1996
                                         -------------------

                                   ----------------------------------------
                                   Authorized Signature

                                   ----------------------------------------
                                   Title

Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.